                                                                  EXHIBIT 10.124


                              FOURTH AMENDMENT TO
             FIRST AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT


          THIS FOURTH AMENDMENT TO FIRST AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Amendment"), is entered into as of June 16, 1998, among Micron
                 ---------
Technology, Inc., a Delaware corporation (the "Company"), the "Banks" party to
                                               -------
the Credit Agreement (collectively, the "Banks"), and Bank of America National
                                         -----
Trust and Savings Association, as agent for itself and the other Banks (in such capacity, the "Agent").
               -----

          WHEREAS, the Company, the Banks and the Agent are parties to a First Amended and Restated Revolving Credit Agreement dated as of May 28, 1997, as amended by a First Amendment to First Amended and Restated Revolving Credit Agreement dated as of November 28, 1997, a Second Amendment to First Amended and Restated Revolving Credit Agreement dated as of February 26, 1998, and a Third Amendment to First Amended and Restated Revolving Credit Agreement dated as of May 28, 1998 (as so amended, the "Credit Agreement");
                                  ----------------

          WHEREAS, the Company has requested that the Agent and the Majority Banks agree to certain amendments to the Credit Agreement including a waiver of compliance with a specified financial covenant;

          WHEREAS, the Agent and the Banks have agreed to such request, subject to the terms and conditions hereof;

          NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

          1.  Definitions; Interpretation.
              ---------------------------

          (a) Terms Defined in Credit Agreement.  All capitalized terms used in
              ---------------------------------
this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

          (b) Interpretation.  The rules of interpretation set forth in Section
              --------------
1.02 of the Credit Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

          2.  Waiver of Compliance with Covenant.
              ----------------------------------

          (a) For purposes of this Amendment, the "Waived Covenant" shall mean
Section 7.17(a) of the Credit Agreement.

          (b) Subject to and upon the terms and conditions hereof, the Banks hereby agree that the Credit Agreement shall be deemed amended effective as of May 28, 1998 to waive compliance with the Waived Covenant until September 3, 1998.

          3.  Amendments to the Credit Agreement.
              ----------------------------------

          (a) Amendments.  The Credit Agreement is hereby further amended as
              ----------
follows:

              (i) Section 1.01 of the Credit Agreement shall be amended at the defined term "Loan Documents" by amending and restating such defined term in its entirety to read as follows:

                   "Loan Documents" means this Agreement, the Notes, the
                    --------------
          Collateral Documents, the Disclosure Letter, all fee letters and all other certificates, documents or financial or other statements delivered at any time to the Agent or any Bank in connection herewith or with any other Loan Document.

              (ii) Section 1.01 of the Credit Agreement shall be amended by adding the following defined terms in appropriate alphabetical order:

                   "Collateral" means all property and interests in property and
                    ----------
          proceeds thereof now owned or hereafter acquired by the Company or the Guarantor in or upon which a Lien now or hereafter exists in favor of the Banks, or the Agent on behalf of the Banks, whether under this Agreement or under any other documents executed by any such Person, and delivered to the Agent or the Banks.

                   "Collateral Documents" means, collectively, (i) the Company
                    --------------------
          Security Agreement, the Guarantor Security Agreement and all other security agreements, mortgages, deeds of trust, patent and trademark assignments, lease assignments, guarantees and other similar agreements between the Company, the Guarantor and the Banks or the Agent for the benefit of the Banks now or hereafter delivered to the Banks or the Agent pursuant to or in connection with the transactions contemplated hereby, and all financing statements (or comparable documents now or hereafter filed in accordance with the Uniform Commercial Code or comparable law) against the Company or the Guarantor as debtor in favor of the Banks or the Agent for the benefit of the Banks as secured party, and (ii) any amendments, supplements, modifications, renewals, replacements, consolidations, substitutions and extensions of any of the foregoing.

                   "Company Security Agreement" means the Security Agreement
                    --------------------------
          between the Company and the Agent in substantially the form of Exhibit
                                                                         -------
          A to the Fourth Amendment.
          -

                   "Fourth Amendment" means the Fourth Amendment to First
                    ----------------
          Amended and Restated Revolving Credit Agreement, dated as of June 16, 1998, among the Company, the Agent and the Banks.

                   "Guarantor" means Micron Semiconductor Products, Inc., an
                    ---------
          Idaho corporation and a Semiconductor Operations Subsidiary for purposes hereof.

                   "Guarantor Security Agreement" means the Security Agreement
                    ----------------------------
          between the Guarantor and the Agent in substantially the form of Exhibit B to the Fourth Amendment.
          ---------

                   "Guaranty" means the guaranty executed by the Guarantor in
                    --------
          substantially the form of Exhibit C to the Fourth Amendment.
                                    ---------

             (iii) Article V of the Credit Agreement shall be amended by inserting the following new Section 5.20 at the end thereof:

                   5.20  Collateral Documents.
                         --------------------

                   (a) The provisions of each of the Collateral Documents are effective to create in favor of the Agent for the benefit of the Banks, a legal, valid and enforceable first priority security interest in all right, title and interest of the Company and the Guarantor in the Collateral described therein; and financing statements have been filed in the offices in all of the jurisdictions listed in Part 1 of the Schedule to the Security Agreement.

                   (b) All representations and warranties of the Company and the Guarantor contained in the Collateral Documents are true and correct.

             (iv) Article VI of the Credit Agreement shall be amended by inserting the following new Section 6.15 at the end thereof:

                   6.15  Further Assurances.  Promptly upon request by the Agent
                         ------------------
          or the Majority Banks, the Company shall (and shall cause the Guarantor to) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, any and all such further acts, deeds, conveyances, security agreements, mortgages, assignments, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as the Agent or such Banks, as the case may be, may reasonably require from time to time in order

          (i) to carry out more effectively the purposes of this Agreement or any other Loan Document, (ii) to subject to the Liens created by any of the Collateral Documents any of the properties, rights or interests covered by any of the Collateral Documents, (iii) to perfect, protect and maintain the validity, effectiveness and priority of any of the Collateral Documents and the Liens intended to be created thereby, and
          (iv) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Agent and Banks the rights granted or now or hereafter intended to be granted to the Banks under any Loan Document or under any other document executed in connection therewith.


               (v) Section 7.01 of the Credit Agreement shall be amended by inserting the following at the end thereof:

               Notwithstanding the foregoing, no Lien otherwise permitted by this Section 7.01 may be incurred or exist if such Lien would cause a breach of Section 5(o) of the Company Security Agreement which is not cured within the cure period set forth in Section 5(o) of the Company Security Agreement. In addition, no Liens securing Indebtedness may exist at any time with respect to the Intellectual Property (as such term is defined in the Company Security Agreement) of the Company and its Semiconductor Operations Subsidiaries.

               (vi) Section 7.02 of the Credit Agreement shall be amended by deleting the second parenthetical in the lead in paragraph thereto in its entirety and inserting in lieu thereof the following new parenthetical:

               (including all Intellectual Property (as defined in the Company Security Agreement) and the capital stock of Semiconductor Operations Subsidiaries)

               (vii) Section 7.03 of the Credit Agreement shall be amended by inserting the following at the end thereof:

               Notwithstanding the foregoing, no Disposition otherwise permitted by this Section 7.03 may be effected if such Disposition would cause a breach of Section 5(o) of the Company Security Agreement which is not cured within the cure period set forth in Section 5(o) of the Company Security Agreement.

               (viii) Section 8.01 of the Credit Agreement shall be amended by inserting the following new clauses (o) and (p) at the end thereof:

                      (o)  Guarantor Defaults. The Guarantor fails in any
                           ------------------
          material respect to perform or observe any term, covenant or agreement in the Guaranty;

          or the Guaranty is for any reason partially (including with respect to future advances) or wholly revoked or invalidated, or otherwise ceases to be in full force and effect, or the Guarantor or any other Person contests in any manner the validity or enforceability thereof or denies that it has any further liability or obligation thereunder;

                      (p)  Collateral.  (i) any provision of any Collateral
                           ----------
          Document shall for any reason cease to be valid and binding on or enforceable against the Company or any Subsidiary party thereto or the Company or any Subsidiary party thereto shall so state in writing or bring an action to limit its obligations or liabilities thereunder; or
          (ii) any Collateral Document shall for any reason (other than pursuant to the terms thereof) cease to create a valid security interest in the Collateral purported to be covered thereby or such security interests shall for any reason cease to be a perfected and first priority security interest subject only to Permitted Liens.

               (ix) Article IX of the Credit Agreement shall be amended by inserting the following new Section 9.12 at the end thereof:

               9.12  Collateral Matters.  (a)  The Agent is authorized on behalf
                     ------------------
          of all the Banks to execute the Collateral Agreements and, without the necessity of any notice to or further consent from the Banks, from time to time to take any action with respect to any Collateral or the Collateral Documents which may be necessary to perfect and maintain perfected the security interest in and Liens upon the Collateral granted pursuant to the Collateral Documents.

               (b) The Banks irrevocably authorize the Agent, at its option and in its discretion, to release any Lien granted to or held by the Agent upon any Collateral (i) upon termination of the Commitments and payment in full of all Loans and all other Obligations known to the Agent and payable under this Agreement or any other Loan Document;
          (ii) constituting property sold or to be sold or disposed of as part of or in connection with any disposition permitted hereunder; (iii) constituting property in which the Company or any Subsidiary owned no interest at the time the Lien was granted or at any time thereafter;
          (iv) constituting property to be leased by the Company or the Guarantor or constituting security for Indebtedness to be incurred by the Company or the Guarantor, in each case in a transaction permitted under this Agreement, to the extent that the release thereof would not result in a violation of Section 5(o) of the Company Security Agreement or the Guarantor Security Agreement; (v) consisting of an instrument evidencing Indebtedness or other debt instrument, if the indebtedness evidenced thereby has been paid in full; or (vi) if approved, authorized or ratified in writing by the Majority Banks (as specifically contemplated in the Loan Documents) or all the Banks, as the case may be, as provided in subsection 10.01(f). Upon request by the Agent at any time, the Banks will confirm in writing the Agent's authority to release particular types or items of Collateral pursuant to this subsection 9.12(b), provided that the absence of any such confirmation for whatever reason shall not affect the Agent's rights under this Section 9.12.

               (x) Section 10.01 of the Credit Agreement shall be amended by adding the following new clause (f) immediately following clause (e) thereof:

               (f) discharge the Guarantor, or release any of the Collateral except as otherwise may be provided herein or in the Collateral Documents or except where the consent of the Majority Banks only is specifically provided for;

          (b) References Within Credit Agreement.  Each reference in the Credit
              ----------------------------------
Agreement to "this Agreement" and the words "hereof," "herein," "hereunder," or words of like import, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

          4.  Representations and Warranties.  The Company hereby represents and
              ------------------------------
warrants to the Agent and the Banks as follows:

              (a) Other than the Waived Covenant, no Default or Event of Default has occurred and is continuing.

              (b) Except with respect to the Waived Covenant, the representations and warranties of the Company contained in Article V of the Credit Agreement (except for the representations and warranties contained in Sections 5.05, 5.11(c) and 5.14) are true and correct, except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date.

              (c) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

              (d) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not (i) require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable (ii) contravene the terms of any of the Company's Organization Documents, (iii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any material Contractual Obligation to which the Company is a party or any order, injunction, writ or decree of any Governmental Authority to which the Company or its property is subject, or (iv) violate any Requirement of Law.

              (e) This Amendment and the Loan Documents, as amended by this Amendment, constitute the legal, valid and binding obligations of the Company, enforceable against it in accordance with their respective terms.

          5.  Effective Date.  The amendments to the Credit Agreement set forth
              --------------
in Sections 2 and 3 of this Amendment, will become effective as of the date on which all of the following conditions precedent set forth in this Section 5 are satisfied or waived by the Majority Banks (or, in the case of Subsection 5(a)(vi), waived by the Person entitled to receive such payment) and the Agent has received executed counterparts of this Amendment signed by the Agent, the Company and the Majority Banks (the "Effective Date"):
                                     --------------

          (a) the Agent shall have received all of the following, in form and substance satisfactory to it and the Majority Banks:

              (i) Copies of the resolutions of the board of directors of the Company and the Guarantor authorizing the transactions contemplated hereby, certified by the Secretary or an Assistant Secretary of such Person;

              (ii) A Certificate of the Secretary or Assistant Secretary of the Company and the Guarantor certifying the names and true signatures of the officers of such Person authorized to execute, deliver and perform, as applicable, this Amendment, and all other Loan Documents to be delivered by it hereunder;

              (iii) the articles or certificate of incorporation and the bylaws of the Guarantor as in effect on the Effective Date, certified by the Secretary or Assistant Secretary of the Guarantor;

              (iv) a good standing certificate for the Guarantor from the Secretary of State (or similar, applicable Governmental Authority) of its state of incorporation as of a recent date, together with bring-down certificates by facsimile;

              (v) opinions addressed to the Agent and the Banks of (i) Wilson, Sonsini, Goodrich & Rosati PC, counsel to the Company and the Guarantor substantially in the form of Exhibit D-1, (ii) Hawley Troxell Ennis &
                                  -----------
     Hawley LLP, special Idaho counsel to the Company and the Guarantor substantially in the form of Exhibit D-2 and (iii) David A. Channer,
                                  -----------
     Esquire, Assistant General Counsel to the Company and the Guarantor, substantially in the form of Exhibit D-3;
                                  -----------

              (vi) evidence of payment by the Company of all accrued and unpaid fees, costs and expenses to the extent then due and payable on the Effective Date, together with Attorney Costs of BofA to the extent invoiced prior to or on the Effective Date;

              (vii) fully executed counterparts of the Company Security Agreement and the Guarantor Security Agreement, together with:

                    (a) executed copies of all UCC-1 financing statements to be filed, registered or recorded pursuant to the Company Security

                    Agreement to perfect the security interests of the Agent for the benefit of the Banks;

                    (b) written advice relating to such Lien and judgment searches as the Agent or any Bank shall have requested, and such termination statements or other documents as may be necessary to confirm that the Collateral is subject to no other Liens in favor of any Persons (other than Permitted Liens);

                    (c) evidence that all other actions necessary or, in the opinion of the Agent and the Banks, desirable to perfect and protect the first priority security interest created by the Collateral Documents have been taken;

                    (d) evidence that the Agent, for the ratable benefit of the Banks, has been named as loss payee under all policies of casualty insurance, and as additional insured under all policies of liability insurance, required by the Company Security Agreement and the Guarantor Security Agreement; and

                    (e) a Certificate of a Responsible Officer of the Company certifying the value of Collateral subject to the perfected first priority security interest of the Agent as required in
                    Section 5(o) of the Company Security Agreement; and

               (viii) a fully executed counterpart of the Guaranty; and

          (b) the Agent shall have received such other approvals, opinions, documents or materials as the Agent or any Bank may reasonably request.

          For purposes of determining compliance with the foregoing conditions, each Bank that has executed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Agent to such Bank for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to, such Bank.

          6.  Miscellaneous.
              -------------

          (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein and in the other Loan Documents to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. The Banks' and the Agent's execution and delivery of, or acceptance of, this Amendment and any other documents and instruments in connection herewith shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

          (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

          (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

          (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Company shall bind such Bank or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

          (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

          (f) If any term of provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this amendment or the Credit Agreement, respectively.

          (g) The Company covenants to pay to or reimburse the Agent, upon demand, for all reasonable costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment. Without limiting the generality of the foregoing, the Company shall pay to or reimburse the Agent for all search, recording, filing and similar costs, fees and expenses in connection with the Collateral Documents and the Collateral.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

                             MICRON TECHNOLOGY, INC.


                             By:  /s/ Norman L. Schlachter
                                 -----------------------------
                             Name:  Norman L. Schlachter
                                   ---------------------------
                             Title: Treasurer
                                    --------------------------

                             BANK OF AMERICA NATIONAL TRUST
                             AND SAVINGS ASSOCIATION, AS AGENT


                             By:  /s/ Kevin Mc Mahon
                                 -----------------------------
                             Name:  Kevin Mc Mahon
                                   ---------------------------
                             Title: Managing Director
                                    --------------------------

                             BANK OF AMERICA NATIONAL TRUST
                             AND SAVINGS ASSOCIATION, AS A BANK


                             By:  /s/ Kevin Mc Mahon
                                 -----------------------------
                             Name:  Kevin Mc Mahon
                                   ---------------------------
                             Title: Managing Director
                                    --------------------------


                             ABN AMRO BANK N.V., SEATTLE
                             BRANCH, AS CO-AGENT AND AS A BANK


                             By: /s/ Lee-Lee Miao / Paul S. Faust
                                 --------------------------------
                             Name: Lee-Lee Miao / Paul S. Faust
                                   ------------------------------
                             Title: Vice Presidents
                                    --------------------------


                             THE BANK OF NOVA SCOTIA, AS CO-AGENT
                             AND AS A BANK


                             By:  /s/ J.S. York
                                 -----------------------------
                             Name:  J.S. York
                                   ---------------------------
                             Title: Vice President
                                    --------------------------

                             FLEET NATIONAL BANK, AS CO-AGENT AND
                             AS A BANK


                             By:  /s/ Frank Benesh
                                 -----------------------------
                             Name:  Frank Benesh
                                   ---------------------------
                             Title: Vice President
                                    --------------------------


                             PNC BANK, NATIONAL ASSOCIATION, as
                             Co-Agent and as a Bank


                             By:  /s/ Eric C. Johnson
                                 -----------------------------
                             Name:  Eric C. Johnson
                                   ---------------------------
                             Title: Senior Vice President
                                    --------------------------


                             UNITED STATES NATIONAL BANK OF
                             OREGON, AS CO-AGENT AND AS A BANK


                             By:  /s/ Ross Beaton
                                 -----------------------------
                             Name:  Ross Beaton
                                   ---------------------------
                             Title: Vice President
                                    --------------------------


                             ROYAL BANK OF CANADA


                             By:  /s/ Michael A. Cole
                                 -----------------------------
                             Name:  Michael A. Cole
                                   ---------------------------
                             Title: Senior Manager
                                    --------------------------


                             BANQUE NATIONALE DE PARIS


                             By:  /s/ Michael McCorriston / Debra Wright
                                 ---------------------------------------
                             Name:   Michael McCorriston / Debra Wright
                                   -------------------------------------
                             Title:  Vice Presidents
                                    --------------------------

                             KEYBANK NATIONAL ASSOCIATION


                             By:  /s/ James A. Taylor
                                 -----------------------------
                             Name:   James A. Taylor
                                   ---------------------------
                             Title:  Assistant Vice President
                                    --------------------------


                             MELLON BANK, N.A.


                             By:  /s/ Edwin H. Wiest
                                 -----------------------------
                             Name:  Edwin H. Wiest
                                   ---------------------------
                             Title: First Vice President
                                    --------------------------


                             THE DAI-ICHI KANGYO BANK, LIMITED,
                             SAN FRANCISCO AGENCY


                             By:  /s/ M. Morishita
                                 -----------------------------
                             Name:  M. Morishita
                                   ---------------------------
                             Title: Joint General Manager
                                    --------------------------


                             THE FUJI BANK, LIMITED, LOS ANGELES AGENCY


                             By:  /s/ Masahito Fukuda
                                 -----------------------------
                             Name:  Masahito Fukuda
                                   ---------------------------
                             Title: Joint General Manager
                                    --------------------------


                             THE INDUSTRIAL BANK OF JAPAN,
                             LIMITED, SAN FRANCISCO AGENCY


                             By:  /s/ Haruhiko Masuda
                                 -----------------------------
                             Name:  Haruhiko Masuda
                                   ---------------------------
                             Title: Deputy General Manager
                                    --------------------------

                             THE SUMITOMO BANK LIMITED


                             By:  /s/ John C. Kissinger
                                 -----------------------------
                             Name:  John C. Kissinger
                                   ---------------------------
                             Title: Joint General Manager
                                    --------------------------


                             FIRST SECURITY BANK, N.A.


                             By:  /s/ Brian W. Cook
                                 -----------------------------
                             Name:  Brian W. Cook
                                   ---------------------------
                             Title: Vice President
                                    --------------------------


                             THE LONG-TERM CREDIT BANK OF JAPAN,
                             LTD., LOS ANGELES AGENCY


                             By:  /s/ Noboru Akahane
                                 -----------------------------
                             Name:  Noboru Akahane
                                   ---------------------------
                             Title: Deputy General Manager
                                    --------------------------


                             THE SAKURA BANK, LIMITED


                             By:  /s/ Yasumasa Kikuchi
                                 -----------------------------
                             Name:  Yasumasa Kikuchi
                                   ---------------------------
                             Title: Senior Vice President
                                    --------------------------


                             THE BANK OF NEW YORK


                             By:  /s/ Robert Louk
                                 -----------------------------
                             Name:  Robert Louk
                                   ---------------------------
                             Title: Vice President
                                    --------------------------

                             BANQUE PARIBAS


                             By:  /s/ Nanci Meyer
                                 -----------------------------
                             Name:   Nanci Meyer
                                   ---------------------------
                             Title:  Vice President
                                    --------------------------


                             By:  /s/ Paul Runge
                                 -----------------------------
                             Name:   Paul Runge
                                   ---------------------------
                             Title:  Managing Director
                                    --------------------------

                                   EXHIBIT A
                            to the Fourth Amendment

                       FORM OF COMPANY SECURITY AGREEMENT


          THIS SECURITY AGREEMENT (this "Agreement"), dated as of June 16, 1998, is made between Micron Technology, Inc., a Delaware corporation (the "Company"), and Bank of America National Trust and Savings Association, as agent for itself and the Banks referred to below (in such capacity, the "Agent").

          The Company, certain financial institutions as lenders (the "Banks") and the Agent are parties to a Fourth Amendment to First Amended and Restated Revolving Credit Agreement dated as of June 16, 1998 (the "Amendment") amending that certain First Amended and Restated Revolving Credit Agreement dated as of May 28, 1997 among the Company, the Banks and the Agent, as amended (as amended, modified, renewed or extended from time to time, the "Credit Agreement"). It is a condition precedent to the Amendment that the Company enter into this Agreement and grant to the Agent, for itself and for the ratable benefit of the Banks, the security interests hereinafter provided to secure the obligations of the Company described below.

          Accordingly, the parties hereto agree as follows:

          SECTION 1  Definitions; Interpretation.
                     ---------------------------

          (a) Terms Defined in Credit Agreement.  All capitalized terms used in
              ---------------------------------
this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

          (b) Certain Defined Terms.  As used in this Agreement, the following
              ---------------------
terms shall have the following meanings:

          "Accounts" means any and all accounts receivable owed to the Company,
           --------
whether now existing or hereafter acquired or arising, arising out of or in connection with the sale or lease of merchandise, goods or commodities or the rendering of services or arising from any other transaction, however evidenced, and whether or not earned by performance, all guaranties, indemnities and security with respect to the foregoing, and all letters of credit relating thereto, in each case whether now existing or hereafter acquired or arising.

          "Books" means all books, records and other written, electronic or
           -----
other documentation in whatever form maintained now or hereafter by or for the Company in connection with the ownership of the Collateral or evidencing or containing information relating to the Collateral, including: (i) ledgers; (ii) records indicating, summarizing, or evidencing the Collateral), business operations or financial condition; (iii) computer programs and software; (iv) computer discs, tapes, files, manuals, spreadsheets; (v) computer printouts and output of whatever kind; (vi) any other computer prepared or electronically stored, collected or reported information and equipment of any kind; and (vii) any and all other rights now or hereafter arising out of any contract or agreement between the Company and any service bureau, computer or data processing company or other Person charged with preparing or maintaining any of the Company's books or records or with credit reporting, including with regard to the Company's Accounts.

          "Collateral" has the meaning set forth in Section 2.
           ----------

          "Company Intellectual Property" means any Intellectual Property owned
           -----------------------------
or held by the Company or in which the Company otherwise has any interest that allows for transfer or sublicense to third parties, now existing or hereafter acquired or arising, whether or not relating to or arising out of or existing in connection with the Equipment.

          "Documents" means any and all documents of title, bills of lading,
           ---------
dock warrants, dock receipts, warehouse receipts and other documents of the Company relating to Collateral, whether or not negotiable, and includes all other documents which purport to be issued by a bailee or agent and purport to cover goods in any bailee's or agent's possession which are either identified or are fungible portions of an identified mass, including such documents of title made available to the Company for the purpose of ultimate sale or exchange of goods or for the purpose of loading, unloading, storing, shipping, transshipping, manufacturing, processing or otherwise dealing with goods in a manner preliminary to their sale or exchange, in each case whether now existing or hereafter acquired or arising.

          "Equipment" means all now existing or hereafter acquired equipment of
           ---------
the Company in all of its forms, located at 8000 South Federal Way, Boise, Idaho 83707 including any and all machinery, furniture, equipment, furnishings and fixtures in which the Company now or hereafter acquires any right, and all other goods and tangible personal property (other than Inventory), including tools, parts and supplies, automobiles, trucks, tractors and other vehicles, computer and other electronic data processing equipment and other office equipment, Vendor Intellectual Property, and all additions, substitutions, replacements, parts, accessories, and accessions to and for the foregoing, now owned or hereafter acquired, and including any of the foregoing which are or are to become fixtures on real property.

          "Excluded Collateral" means the Collateral set forth on Schedule 1.
           -------------------                                    ----------

          "Financing Statements" has the meaning set forth in Section 3.
           --------------------

          "General Intangibles" means all general intangibles of the Company in
           -------------------
any way relating to or arising out of or existing in connection with the Accounts, Inventory and Equipment constituting Collateral, now existing or hereafter acquired or arising and shall include Vendor Intellectual Property and exclude Company Intellectual Property.

          "Idaho Financing Statements" has the meaning set forth in Section 3.
           --------------------------

          "Intellectual Property" means the following properties and assets:
           ---------------------
(i) all patents and patent applications, domestic or foreign and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, all licenses relating to any of the foregoing and all income and royalties with respect to any licenses, all rights arising therefrom and pertaining thereto (collectively, "Patents");
(ii) all copyrights and applications for copyright, domestic or foreign, together with the underlying works of authorship (including titles), and all rights of renewal and extension of copyright; (iii) all state (including common law), federal and foreign trademarks, service marks and trade names, and applications for registration of such trademarks, service marks and trade names, all licenses relating to any of the foregoing and all income and royalties with respect to any licenses, whether registered or unregistered and wherever registered, and all rights arising therefrom and pertaining thereto and all reissues, extensions and renewals thereof; (iv) all trade secrets, trade dress, trade styles, logos, other source of business identifiers, mask-works, mask-work registrations, mask-work applications, software, confidential information, customer lists, license rights, advertising materials, operating manuals, methods, processes, know-how, algorithms, formulae, databases, quality control procedures, product, service and technical specifications, operating, production and quality control manuals, sales literature, drawings, specifications, blue prints, descriptions, inventions, name plates and catalogs; and (v) the entire goodwill of or associated with the businesses now or hereafter conducted by the Company connected with and symbolized by any of the aforementioned properties and assets.

          "Inventory" means any and all of the Company's inventory in all of its
           ---------
forms, wherever located, whether now owned or hereafter acquired, and in any event includes all goods (including goods in transit) which are held for sale, lease or other disposition, including those held for display or demonstration or out on lease or consignment or to be furnished under a contract of service, or which are raw materials, work in process, finished goods or materials used or consumed in the Company's business, and the resulting product or mass, and all repossessed, returned, rejected, reclaimed and replevied goods, together with all parts, components, supplies and other materials used or usable in connection with the manufacture, production, packing, shipping, advertising, selling or furnishing of such goods; and all other items hereafter acquired by the Company by way of substitution, replacement, return, repossession or otherwise, and all additions and accessions thereto, and any Document representing or relating to any of the foregoing at any time.

          "Proceeds" means whatever is receivable or received from or upon the
           --------
sale, lease, license, collection, use, exchange or other disposition, whether voluntary or involuntary, of any Collateral or other assets of the Company, including "proceeds" as defined at UCC Section 9306, any and all proceeds of any insurance, indemnity, warranty or guaranty payable to or for the account of the Company from time to time with respect to any of the Collateral, any and all payments (in any form whatsoever) made or due and payable to the Company from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of governmental authority), any and all other amounts from time to time paid or payable under or in connection with any of the Collateral or for or on account of any damage or injury to or conversion of any Collateral by any Person, any and all other tangible or intangible property received upon the sale or disposition of Collateral, and all proceeds of proceeds.

          "Rights to Payment" means all Accounts and any and all rights and
           -----------------
claims to the payment or receipt of money or other forms of consideration of any kind in, to and under all Documents, General Intangibles and Proceeds.

          "Secured Obligations" means the indebtedness, liabilities and other
           -------------------
obligations of the Company to the Agent and the Banks under or in connection with the Credit Agreement and the Notes, including all unpaid principal of the Loans, all interest accrued thereon, all fees due under the Credit Agreement and all other amounts payable by the Company to the Agent and the Banks thereunder or in connection therewith, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined.

          "UCC" means the Uniform Commercial Code as the same may, from time to
           ---
time, be in effect in the State of California; provided, however, in the event
                                               --------  -------
that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of California, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

          "Vendor Intellectual Property" means any Intellectual Property owned
           ----------------------------
by or originating with a vendor from whom Company purchased Equipment, where such Intellectual Property (i) accompanied the sale of such Equipment to Company, (ii) which Company utilized or accessed in the operation of such Equipment, (iii) to which Company was licensed, either expressly or by implication, and (iv) as to which Vendor placed no restrictions on transfer in connection with the resale of Equipment.

          (c) Terms Defined in UCC.  Where applicable and except as otherwise
              --------------------
defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.

          (d) Interpretation.  The rules of interpretation set forth in Section
              --------------
1.03 of the Credit Agreement shall be applicable to this Agreement and are incorporated herein by this reference.

          SECTION 2  Security Interest.
                     -----------------

          (a) Grant of Security Interest.  As security for the payment and
              --------------------------
performance of the Secured Obligations, the Company hereby pledges, assigns, transfers, hypothecates and sets over to the Agent, for itself and on behalf of and for the ratable benefit of the Banks, and hereby grants to the Agent, for itself and on behalf of and for the ratable benefit of the Banks, a security interest in all of the Company's right, title and interest in, to and under the following property, wherever located and whether now existing or owned or hereafter acquired or arising but excluding the Company's right, title and interest in, to and under the Excluded Collateral (collectively, the "Collateral"): (i) all Accounts; (ii) all

Documents; (iii) all Equipment; (iv) all General Intangibles; (v) all Inventory;
(vi) all Books; and (vii) all products and Proceeds of any and all of the foregoing.

          (b) Continuing Security Interest.  The Company agrees that this
              ----------------------------
Agreement shall create a continuing security interest in the Collateral which shall remain in effect until terminated in accordance with Section 22.

          (c) Excluded General Intangibles.  Notwithstanding the foregoing
              ----------------------------
provisions of this Section 2, the grant of a security interest as provided herein shall not extend to, and the term "Collateral" shall not include, any General Intangibles of the Company (whether owned or held as licensee or lessee, or otherwise), to the extent that (i) such General Intangibles are not assignable or capable of being encumbered as a matter of law or under the terms of the license, lease or other agreement applicable thereto (but solely to the extent that any such restriction shall be enforceable under applicable law), without the consent of the licensor or lessor thereof or other applicable party thereto and (ii) such consent has not been obtained; provided, however, that the
                                                     --------  -------
foregoing grant of security interest shall extend to, and the term "Collateral" shall include, (A) any General Intangible which is an Account or a proceed of, or otherwise related to the enforcement or collection of, any Account, or goods which are the subject of any Account, (B) any and all proceeds of any General Intangibles which are otherwise excluded to the extent that the assignment or encumbrance of such proceeds is not so restricted, and (C) upon obtaining the consent of any such licensor, lessor or other applicable party's consent with respect to any such otherwise excluded General Intangibles, such General Intangibles as well as any and all proceeds thereof that might have theretofore have been excluded from such grant of a security interest and the term "Collateral".

          SECTION 3  Perfection Procedures.  The Company shall execute and
                     ---------------------
deliver to the Agent concurrently with the execution of this Agreement Financing Statements on Form UCC-1 to be filed in the office of the Secretary of State of the State of Idaho and the office of the county recorder of Ada County, Idaho (the "Idaho Financing Statements"), and subject to Section 5(o), at any time and from time to time after execution of this Agreement all other or additional financing statements, continuation financing statements, termination statements, security agreements, chattel mortgages, assignments, patent, copyright and trademark collateral assignments, fixture filings, warehouse receipts, documents of title, affidavits, reports, notices, schedules of account, letters of authority and all other documents and instruments, in form satisfactory to the Agent (the "Financing Statements"), and take all other action, as the Agent may request, to perfect and continue perfected, maintain the priority of or provide notice of the Agent's security interest in the Collateral and to accomplish the purposes of this Agreement.

          SECTION 4  Representations and Warranties.  In addition to the
                     ------------------------------
representations and warranties of the Company set forth in the Credit Agreement, which are incorporated herein by this reference, the Company represents and warrants to each Bank and the Agent that:

          (a) Location of Chief Executive Office and Collateral.  The Company's
              -------------------------------------------------
chief executive office and principal place of business is located at the address set forth in Part 1 of Schedule 1.
                       ----------

          (b) Locations of Books.  All locations where Books pertaining to the
              ------------------
Rights to Payment are kept, including all equipment necessary for accessing such Books and the names and addresses of all service bureaus, computer or data processing companies and other Persons keeping any Books or collecting Rights to Payment for the Company, are set forth in Part 2 of Schedule 1.
                                                    ----------

          (c) Trade Names and Trade Styles.  All trade names and trade styles
              ----------------------------
under which the Company presently conducts its business operations are set forth in Part 3 of Schedule 1.
             ----------

          (d) Ownership of Collateral.  The Company is, and, except as permitted
              -----------------------
by Section 5(i), will continue to be, the sole and complete owner of the Collateral (or, in the case of after-acquired Collateral, at the time the Company acquires rights in such Collateral, will be the sole and complete owner thereof), free from any Lien other than Permitted Liens.

          (e) Enforceability; Priority of Security Interest.  (i) This Agreement
              ---------------------------------------------
creates a security interest which is enforceable against the Collateral in which the Company now has rights and will create a security interest which is enforceable against the Collateral in which the Company hereafter acquires rights at the time the Company acquires any such rights; and (ii) the Agent has a perfected and first priority security interest in the Collateral covered by the Idaho Financing Statements and, subject to Section 5(o), any other Financing Statements, and will have a perfected security interest in the Collateral, subject only to Permitted Liens, referred to in the Idaho Financing Statements, and, subject to Section 5(o), any other Financing Statements, in which the Company hereafter acquires rights at the time the Company acquires any such rights, in each case securing the payment and performance of the Secured Obligations, and free from any Lien other than Permitted Liens.

          (f)  Rights to Payment.
               -----------------

          (i) The Rights to Payment represent valid, binding and enforceable obligations of the account debtors or other Persons obligated thereon, representing undisputed, bona fide transactions completed in accordance with the terms and provisions contained in any documents related thereto, and are and will be genuine, free from Liens, and not subject to any adverse claims, counterclaims, setoffs, defaults, disputes, defenses, discounts, retainages, holdbacks or conditions precedent of any kind of character, except to the extent reflected by the Company's reserves for uncollectible Rights to Payment or to the extent, if any, that such account debtors or other Persons may be entitled to normal and ordinary course trade discounts, returns, adjustments and allowances in accordance with Section 5(k) or otherwise occurring in the ordinary course of business;

          (ii) all Rights to Payment comply in all material respects with all applicable laws concerning form, content and manner of preparation and execution, including where applicable any federal or state consumer credit laws;

          (iii) the Company has not assigned any of its rights under the Rights to Payment except as provided in this Agreement or as set forth in the other Loan Documents; and

          (iv) all statements made, all unpaid balances and all other information in the Books and other documentation relating to the Rights to Payment are true and correct in all material respects and in all material respects what they purport to be.

          SECTION 5  Covenants.  In addition to the covenants of the Company set
                     ---------
forth in the Credit Agreement, which are incorporated herein by this reference, so long as any of the Secured Obligations remain unsatisfied or any Bank shall have any Commitment, the Company agrees that:

          (a) Defense of Collateral.  The Company will appear in and defend any
              ---------------------
action, suit or proceeding which may affect to a material extent its title to, or right or interest in, or the Agent's right or interest in, any material portion of Collateral unless the Collateral, could be disposed of under Section 5(o) without resulting in any noncompliance therewith.

          (b) Preservation of Collateral.  The Company will do and perform all
              --------------------------
reasonable acts that may be necessary and appropriate to maintain, preserve and protect any material Collateral unless the Collateral could be disposed of under
Section 5(o) without resulting in any noncompliance therewith.

          (c) Compliance with Laws, Etc.  The Company will comply with all laws,
              -------------------------
regulations and ordinances, and all policies of insurance, relating in a material way to the possession, operation, maintenance and control of the Collateral, except where the failure to do so could not reasonably be expected to have a material adverse effect on the Collateral position of the Agent and the Banks.

          (d) Location of Books and Chief Executive Office.  The Company will
              --------------------------------------------
give at least 30 days' prior written notice to the Agent of (A) any changes in any such location where Books pertaining to the Rights to Payment are kept, including any change of name or address of any service bureau, computer or data processing company or other Person preparing or maintaining Books or collecting material Rights to Payment for the Company or (B) any change in the location of the Company's chief executive office or principal place of business.

          (e) Location of Collateral.  As part of the collateral valuation
              ----------------------
certificate described in Section 5(o), the Company will give the Agent a list of the current locations of the Inventory of the Company and the Guarantor.

          (f) Change in Name, Identity or Structure.  The Company will give at
              -------------------------------------
least 30 days' prior written notice to the Agent of (i) any change in its name and (ii) any changes in its identity or structure in any manner which might make any Financing Statement filed hereunder incorrect or misleading.

          (g) Maintenance of Records.  The Company will keep Books with respect
              ----------------------
to the Collateral which are accurate in all material respects.

          (h) Invoicing of Sales.  The Company will invoice all of its sales and
              ------------------
maintain proof of delivery and customer acceptance of goods in accordance with past practices.

          (i) Liens.  The Company will keep the Collateral free of all Liens
              -----
except Permitted Liens.

          (j) Expenses.  The Company will pay all expenses of protecting,
              --------
storing, warehousing, insuring, handling and shipping the Collateral.

          (k) Rights to Payment.  The Company will:
              -----------------

          (i) with such frequency as the Agent may require upon the occurrence and during the continuance of an Event of Default or after any acceleration of the Secured Obligations (but in no event more than once during any calendar month), furnish to the Agent full and complete reports, in form and substance reasonably satisfactory to the Agent, with respect to the Accounts, including information as to concentration, aging, identity of account debtors, letters of credit securing Accounts, disputed Accounts and other matters, as the Agent shall reasonably request;

          (ii) give only normal discounts, allowances and credits as to Accounts and other Rights to Payment, in the ordinary course of business, according to normal trade practices, and enforce all Accounts and other Rights to Payment, and during the existence of an Event of Default, take all such action to such end as may from time to time be reasonably requested by the Agent, except that the Company may grant any extension of the time for payment or enter into any agreement to make a rebate or otherwise to reduce the amount owing on or with respect to, or compromise or settle for less than the full amount thereof, any Account or other Right to Payment, in the ordinary course of business, according to normal trade practices;

          (iii) if any discount, allowance, credit, extension of time for payment, agreement to make a rebate or otherwise to reduce the amount owing on, or compromise or settle, an Account or other Right to Payment exists or occurs, or if, to the knowledge of the Company, any dispute, setoff, claim, counterclaim or defense exists with respect to an Account or other Right to Payment, disclose such fact in the Books relating to such Account or other Right to Payment;

          (iv) to the extent required in accordance with its sound business judgment perform and comply in all material respects with its obligations in respect of the Accounts and other Rights to Payment;

          (v) upon the request of the Agent at any time that Loans are outstanding (A) upon the occurrence and during the continuance of an Event of Default, notify all or any designated portion of the account debtors and other obligors on the Rights to Payment of the security interest hereunder, and (B) upon the occurrence and during the continuance of an Event of Default, notify the account debtors and other obligors on the Rights to Payment or any designated portion thereof that payment shall be made directly to the Agent or to such other Person or location as the Agent shall specify; and

          (vi) upon the occurrence and during the continuance of any Event of Default, upon the request of Agent, at any time that Loans are outstanding, establish such lockbox or similar arrangements for the payment of the Accounts and other Rights to Payment as the Agent shall require.

          (l) Instruments, Etc.  Upon the request of the Agent, the Company will
              ----------------
(i) immediately deliver to the Agent, or an agent designated by it, appropriately endorsed or accompanied by appropriate instruments of transfer or assignment, Documents, all letters of credit relating to the Collateral, and all Rights to Payment at any time evidenced by promissory notes, trade acceptances or other instruments, (ii) mark all Documents with such legends as the Agent shall reasonably specify, and (iii) obtain consents from any letter of credit issuers with respect to the assignment to the Agent of any Letter of Credit Proceeds.

          (m)  Inventory.  The Company will:
               ---------

          (i) at such times as the Agent shall request, prepare and deliver to the Agent a report of all Inventory, in form and substance reasonably satisfactory to the Agent; and

          (ii) upon the reasonable request of the Agent, take a physical listing of the Inventory (including specification of all locations thereof) and promptly deliver a copy of such physical listing to the Agent.

          (n) Notices, Reports and Information.  The Company will (i) notify the
              --------------------------------
Agent of any other modifications of or additions to the information contained in
Schedule 1; (ii) notify the Agent of any material claim made or asserted against
----------
the Collateral by any Person or other event other than market changes which could materially adversely affect the value of the Collateral or the Agent's Lien thereon; (iii) furnish to the Agent such statements and schedules further identifying and describing the Collateral and such other reports and other information in connection with the Collateral as the Agent may reasonably request, all in reasonable detail; and (iv) upon the reasonable request of the Agent make such demands and requests for information and reports as the Company is entitled to make in respect of the Collateral.

          (o) Collateral Valuation.  The value of the Collateral (which
              --------------------
Collateral shall not be subject to any other Liens securing Indebtedness) of the Company subject to a first priority security interest in favor of the Agent together with the value of the Collateral (which Collateral shall not be subject to any other Liens securing Indebtedness) of the Guarantor subject to a first priority security interest in favor of the Agent under the Guarantor Security Agreement (the "Aggregate Collateral") shall at all times be equal to or greater than the Minimum Amounts. "Minimum Amount" means (A) with respect to Accounts and Inventory (as such terms are defined herein and in the Guarantor Security Agreement), a value totalling at least $250,000,000 and (B) with respect to Equipment (as defined herein and in the Guarantor Security Agreement), a value totalling at least $500,000,000. The Company shall deliver a certificate on the twentieth day following the end of each month setting forth the aggregate value of the Aggregate Collateral (as determined by the Company using net book values of the Aggregate Collateral as determined in accordance with GAAP) as well as a list of the current locations of the Inventory. If the values of the Aggregate Collateral set forth in the certificate are not equal to or greater than the Minimum Amounts, then the Company shall designate to the Agent (i) additional Financing Statements to be filed (and the locations in which such Financing Statements are to be filed) hereunder and/or under the Guarantor Security Agreement to perfect the security interest granted hereunder or (ii) additional collateral of the Company to be included hereunder, so that the Minimum Amounts shall be attained and, if necessary, this Agreement shall be amended to accomplish the foregoing. If the Company shall not provide the requisite information needed or if the Majority Banks determine that the Collateral as to which the Agent will become perfected hereunder, or additional collateral, as the case may be, is not acceptable, the Agent (in consultation with the Company and the Banks, as necessary or appropriate) shall determine when (and which) filings shall be done and what additional collateral shall be designated. All such filings shall be accomplished within 10 Business Days of receipt of the above certificate such that the Minimum Amounts are attained by that date.

          (p) Insurance.  All insurance maintained by the Company, as required
              ---------
under Section 6.06 of the Credit Agreement, with respect to Collateral shall name the Agent as loss payee/mortgagee and as additional insured, for the benefit of the Banks, as their interests may appear. Upon request of the Agent or any Bank, the Company shall furnish the Agent, with sufficient copies for each Bank, at reasonable intervals (but not more than once per calendar year) a certificate of a Responsible Officer of the Company (and, if requested by the Agent, any insurance broker of the Company) setting forth the nature and extent of all insurance maintained by the Company and its Subsidiaries in accordance with this Section or any Collateral Documents (and which, in the case of a certificate of a broker, were placed through such broker).

          SECTION 6  Rights to Payment.
                     -----------------

          (a)  Collection of Rights to Payment.  Until the Agent exercises its
               -------------------------------
rights hereunder to collect Rights to Payment, the Company shall endeavor in the first instance diligently to collect all amounts due or to become due on or with respect to the Rights to Payment unless in its reasonable business judgment it decides not to collect a Right to Payment. At the request of the Agent, upon and after the occurrence and during the continuance of any Event of Default if Loans are outstanding, all remittances received by the Company shall be held in trust for the Agent and, in accordance with the Agent's instructions, remitted to the Agent or deposited to an account with the Agent in the form received (with any necessary endorsements or instruments of assignment or transfer).

          SECTION 7  Authorization; Agent Appointed Attorney-in-Fact.  The Agent
                     -----------------------------------------------
shall have the right to, in the name of the Company, or in the name of the Agent or otherwise, without notice to or assent by the Company, and the Company hereby constitutes and appoints the Agent (and any of the Agent's officers or employees or agents designated by the Agent) as the Company's true and lawful attorney-in-fact, with full power and authority to:

          (i) if the Company fails to do so promptly, sign any of the Financing Statements which must be executed or filed to perfect or continue perfected, maintain the priority of or provide notice of the Agent's security interest in the Collateral;

          (ii) take possession of and endorse any notes, acceptances, checks, drafts, money orders or other forms of payment or security and collect any Proceeds of any Collateral;

          (iii) sign and endorse any invoice or bill of lading relating to any of the Collateral, warehouse or storage receipts, drafts against customers or other obligors, assignments, notices of assignment, verifications and notices to customers or other obligors;

          (iv) send requests for verification of Rights to Payment to the customers or other obligors of the Company;

          (v) contact, or direct the Company to contact, all account debtors and other obligors on the Rights to Payment and instruct such account debtors and other obligors to make all payments directly to the Agent;

          (vi) assert, adjust, sue for, compromise or release any claims under any policies of insurance;

          (vii) notify each Person maintaining lockbox or similar arrangements for the payment of the Rights to Payment to remit all amounts representing collections on the Rights to Payment directly to the Agent;

          (viii) ask, demand, collect, receive and give acquittances and receipts for any and all Rights to Payment, enforce payment or any other rights in respect of the Rights to Payment and other Collateral, grant consents, agree to any amendments, modifications or waivers of the agreements and documents governing the Rights to Payment and other Collateral, and otherwise file any claims, take any action or institute, defend, settle or adjust any actions, suits or proceedings with respect to the Collateral, as the Agent may deem necessary or desirable to maintain, preserve and protect the Collateral, to collect the Collateral or to enforce the rights of the Agent with respect to the Collateral;

          (ix) execute any and all applications, documents, papers and instruments necessary for the Agent to use the Intellectual Property and grant or issue any exclusive or non-exclusive license or sublicense with respect to any Intellectual Property in connection with the exercise of the Agent's rights and remedies under Section 10;

          (x) execute any and all endorsements, assignments or other documents and instruments necessary to sell, lease, assign, convey or otherwise transfer title in or dispose of the Collateral; and

          (xi) execute any and all such other documents and instruments, and do any and all acts and things for and on behalf of the Company, which the Agent may deem necessary or advisable to (A) realize upon the Collateral, and (B) maintain, protect, and preserve the Collateral and the Agent's security interest therein and to accomplish the purposes of this Agreement.

The Agent agrees that, except upon and after the occurrence and during the continuance of an Event of Default and while Loans are outstanding, it shall not exercise the power of attorney, or any rights granted to the Agent, pursuant to clauses (ii) through (x) and (xi)(A). The foregoing power of attorney is coupled with an interest and irrevocable so long as the Banks have any Commitments or the Secured Obligations have not been paid and performed in full. The Company hereby ratifies, to the extent permitted by law, all that the Agent shall lawfully and in good faith do or cause to be done by virtue of and in compliance with this Section 7.

          SECTION 8  Agent Performance of Company Obligations.  If the Company
                     ----------------------------------------
fails to do so promptly after notice, the Agent may perform or pay any obligation which the Company has agreed to perform or pay under or in connection with this Agreement, and the Company shall reimburse the Agent on demand for any amounts paid by the Agent pursuant to this Section 8.

          SECTION 9  Agent's Duties.  Notwithstanding any provision contained in
                     --------------
this Agreement, the Agent shall have no duty to exercise any of the rights, privileges or powers afforded to it and shall not be responsible to the Company or any other Person for any failure to do so or delay in doing so. Beyond the exercise of reasonable care to assure the safe custody of Collateral in the Agent's possession and the accounting for moneys actually received by the Agent hereunder, the Agent shall have no duty or liability to exercise or preserve any rights, privileges or powers pertaining to the Collateral.

          SECTION 10  Remedies.
                      --------

          (a) Remedies.  Upon the occurrence and during the continuance of an
              --------
Event of Default and acceleration of the Secured Obligations under Section 8.02 of the Credit Agreement, the Agent shall have, in addition to all other rights and remedies granted to it in this Agreement, the Credit Agreement or any other Loan Document, all rights and remedies of a secured party under the UCC and other applicable laws. Without limiting the generality of the foregoing, the Company agrees that upon the occurrence and during the continuance of an Event of Default and acceleration of the Secured Obligations under Section 8.02 of the Credit Agreement:

          (i) The Agent may peaceably and without notice enter any premises of the Company, and using reasonable care, take possession of any Collateral, remove or dispose of all or part of the Collateral on any premises of the Company or elsewhere, or, in the case of Equipment, render it nonfunctional, and otherwise collect, receive, appropriate and realize upon all or any part of the Collateral, and demand, give receipt for, settle, renew, extend, exchange, compromise, adjust, or sue for all or any part of the Collateral, as the Agent may determine.

          (ii) The Agent may require the Company to assemble all or any part of the Collateral and make it available to the Agent, at any place and time designated by the Agent.

          (iii) The Agent may secure the appointment of a receiver of the Collateral or any part thereof (to the extent and in the manner provided by applicable law).

          (iv) The Agent may sell, resell, lease, use, assign, transfer or otherwise dispose of any or all of the Collateral in its then condition or following any commercially reasonable preparation or processing (utilizing in connection therewith any of the Company's assets, without charge or liability to the Agent therefor, except that Company Intellectual Property may only be used as provided in Subsection (b)) at public or private sale, by one or more contracts, in one or more parcels, at the same or different times, for cash or credit or for future delivery without assumption of any credit risk, all as the Agent deems advisable; provided, however, that the Company shall be credited
                       --------  -------
with the net proceeds of sale only when such proceeds are finally collected by the Agent. The Agent and each of the Banks shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption, which right or equity of redemption the Company hereby releases, to the extent permitted by law. The Company hereby agrees that the sending of notice by ordinary mail, postage prepaid, to the address of the Company set forth in the Credit Agreement, of the place and time of any public sale or of the time after which any private sale or other intended disposition is to be made, shall be deemed reasonable notice thereof if such notice is sent ten days prior to the date of such sale or other disposition or the date on or after which such sale or other disposition may occur, provided that the Agent
                                                      --------
may provide the Company shorter notice or no notice, to the extent permitted by the UCC or other applicable law.

          (b) License.  Solely for the purpose of enabling the Agent to exercise
              -------
its rights and remedies under this Section 10 or otherwise in connection with the disposition of Inventory in accordance with this Agreement, the Company hereby grants to the Agent an irrevocable, non-exclusive and assignable license (exercisable without payment or royalty or other compensation to the Company) of the Intellectual Property necessary to sell or otherwise dispose of Inventory, provided that such license to use such Intellectual Property does not include the right to manufacture Inventory.

          (c) Application of Proceeds.  The cash proceeds actually received from
              -----------------------
the sale or other disposition or collection of Collateral, and any other amounts received in respect of the Collateral the application of which is not otherwise provided for herein, shall be applied as provided in the Credit Agreement. Any surplus thereof which exists after payment and performance in full of the Secured Obligations shall be promptly paid over to the Company or otherwise disposed of in accordance with the UCC or other applicable law. The Company shall remain liable to the Agent and the Banks for any deficiency which exists after any sale or other disposition or collection of Collateral.

          SECTION 11  Certain Waivers.  The Company waives, to the fullest
                      ---------------
extent permitted by law, (i) any right of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling of the Collateral or other collateral or security for the Secured Obligations; (ii) any right to require the Agent or the Banks (A) to proceed against any Person, (B) to exhaust any other collateral or security for any of the Secured Obligations, (C) to pursue any remedy in the Agent's or any of the Banks' power, or (D) to make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protests or notices of dishonor in connection with any of the Collateral; and (iii) all claims, damages, and demands against the Agent or the Banks arising out of the repossession, retention, sale or application of the proceeds of any sale of the Collateral, other than any resulting from the gross negligence or willful misconduct of such Person.

          SECTION 12  Notices.  All notices, requests or other communications
                      -------
hereunder shall be given in the manner and to the addresses specified in the Credit Agreement. All such notices, requests and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon receipt by the addressee, or if delivered, upon delivery.

          SECTION 13  No Waiver; Cumulative Remedies.  No failure to exercise
                      ------------------------------
and no delay in exercising, on the part of the Agent or any Bank, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

          SECTION 14  Costs and Expenses; Indemnification; Other Charges.
                      --------------------------------------------------

          (a) Costs and Expenses.  The Company shall:
              ------------------

          (i) whether or not the transactions contemplated hereby are consummated, pay or reimburse the Agent for all reasonable costs and expenses incurred by it in connection with the development, preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby; and

          (ii) pay or reimburse the Agent, the Arranger and each Bank for all costs and expenses (including Attorney Costs) incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement during the existence of an Event of Default or after acceleration of the Loans (including in connection with any "workout" or restructuring regarding the Loans, and including in any Insolvency Proceeding or appellate proceeding).

          (b) Indemnification.  The Company shall indemnify, defend and hold the
              ---------------
Agent-Related Persons, and each Bank and each of its respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Person in favor of any third-party in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement or relating to the Collateral, whether or not any Indemnified Person is a party thereto (all of the foregoing, collectively, the "Indemnified Liabilities"); provided, that the
                                                         --------
Company shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities resulting from the gross negligence or willful misconduct of such Indemnified Person.

          (c) Other Charges.  The Company agrees to indemnify the Agent and each
              -------------
of the Banks against and hold each of them harmless from any and all present and future stamp, transfer, documentary and other such taxes, levies, fees, assessments and other charges made by any jurisdiction by reason of the execution, delivery, performance and enforcement of this Agreement.

          (d) Interest. Any amounts payable to the Agent or any Bank under this
              --------
Section 14 or otherwise under this Agreement if not paid upon demand shall bear interest from the date of such demand until paid in full, at the rate of interest set forth in Section 2.08(c) of the Credit Agreement.

          (e) Survival.  The agreements in this Section shall survive payment of
              --------
all other Secured Obligations.

          SECTION 15  Successors and Assigns.  The provisions of this Agreement
                      ----------------------
shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent and each Bank.

          SECTION 16  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND
                      -------------
CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND TO THE EXTENT THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS HEREUNDER, OR THE REMEDIES HEREUNDER, IN RESPECT OF ANY COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN CALIFORNIA.

          SECTION 17  Entire Agreement; Amendment.  This Agreement, together
                      ---------------------------
with the other Loan Documents, embodies the entire agreement and understanding among the Company, the Banks and the Agent, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof and shall not be amended except by the written agreement of the parties as provided in the Credit Agreement.

          SECTION 18  Severability.  The illegality or unenforceability of any
                      ------------
provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

          SECTION 19  Counterparts.  This Agreement may be executed in any
                      ------------
number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument. Each of the parties hereto understands and agrees that this Agreement may be delivered by any party hereto or thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank of or the Company shall bind such Bank or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

          SECTION 20  Incorporation of Provisions of the Credit Agreement.  To
                      ---------------------------------------------------
the extent the Credit Agreement contains provisions of general applicability to the Loan Documents, including any such provisions contained in Article X thereof, such provisions are incorporated herein by this reference.

          SECTION 21  No Inconsistent Requirements.  The Company acknowledges
                      ----------------------------
that this Agreement and the other Loan Documents may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

          SECTION 22  Termination.  Upon the termination of the Commitments of
                      -----------
the Banks and payment and performance in full of all Secured Obligations, this Agreement shall terminate and the Agent shall promptly execute and deliver to the Company such documents and instruments reasonably requested by the Company as shall be necessary to evidence termination of all security interests given by the Company to the Agent hereunder; provided, however, that the obligations of
                                    --------  -------
the Company under Section 14 shall survive such termination.

                                   EXHIBIT B
                            to the Fourth Amendment

                      FORM OF GUARANTOR SECURITY AGREEMENT


          THIS SECURITY AGREEMENT (this "Agreement"), dated as of June 16, 1998, is made between Micron Semiconductor Products, Inc., an Idaho corporation (the "Guarantor"), and Bank of America National Trust and Savings Association, as agent for itself and the Banks referred to below (in such capacity, the "Agent").

          Micron Technology, Inc. (the "Company"), certain financial institutions as lenders (the "Banks") and the Agent are parties to a Fourth Amendment to First Amended and Restated Revolving Credit Agreement dated as of June 16, 1998 (the "Amendment") amending that certain First Amended and Restated Revolving Credit Agreement dated as of May 28, 1997 among the Company, the Banks and the Agent, as amended (as amended, modified, renewed or extended from time to time, the "Credit Agreement"). To guarantee the indebtedness and other obligations of the Company under the Credit Agreement, the Guarantor has made a Guaranty dated as of the date hereof (as amended, modified, renewed or extended from time to time, the "Guaranty") in favor of the Agent. It is a condition precedent to the Amendment that the Guarantor enter into this Agreement and grant to the Agent, for itself and for the ratable benefit of the Banks, the security interests hereinafter provided to secure the obligations of the Guarantor under the Guaranty described below.

          Accordingly, the parties hereto agree as follows:

          SECTION 1  Definitions; Interpretation.
                     ---------------------------

          (a) Terms Defined in Credit Agreement.  All capitalized terms used in
              ---------------------------------
this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

          (b) Certain Defined Terms.  As used in this Agreement, the following
              ---------------------
terms shall have the following meanings:

          "Accounts" means any and all accounts receivable owed to the
           --------
Guarantor, whether now existing or hereafter acquired or arising, arising out of or in connection with the sale or lease of merchandise, goods or commodities or the rendering of services or arising from any other transaction, however evidenced, and whether or not earned by performance, all guaranties, indemnities and security with respect to the foregoing, and all letters of credit relating thereto, in each case whether now existing or hereafter acquired or arising.

          "Books" means all books, records and other written, electronic or
           -----
other documentation in whatever form maintained now or hereafter by or for the Guarantor in connection with the ownership of the Collateral or evidencing or containing information relating to the Collateral, including: (i) ledgers; (ii) records indicating, summarizing, or evidencing the Collateral), business operations or financial condition; (iii) computer programs and software; (iv) computer discs, tapes, files, manuals, spreadsheets; (v) computer printouts and output of whatever kind; (vi) any other computer prepared or electronically stored, collected or reported information and equipment of any kind; and (vii) any and all other rights now or hereafter arising out of any contract or agreement between the Guarantor and any service bureau, computer or data processing company or other Person charged with preparing or maintaining any of the Guarantor's books or records or with credit reporting, including with regard to the Guarantor's Accounts.

          "Collateral" has the meaning set forth in Section 2.
           ----------

          "Documents" means any and all documents of title, bills of lading,
           ---------
dock warrants, dock receipts, warehouse receipts and other documents of the Guarantor relating to Collateral, whether or not negotiable, and includes all other documents which purport to be issued by a bailee or agent and purport to cover goods in any bailee's or agent's possession which are either identified or are fungible portions of an identified mass, including such documents of title made available to the Guarantor for the purpose of ultimate sale or exchange of goods or for the purpose of loading, unloading, storing, shipping, transshipping, manufacturing, processing or otherwise dealing with goods in a manner preliminary to their sale or exchange, in each case whether now existing or hereafter acquired or arising.

          "Equipment" means all now existing or hereafter acquired equipment of
           ---------
the Guarantor in all of its forms, located at 8000 South Federal Way, Boise, Idaho 83707 and including any and all machinery, furniture, equipment, furnishings and fixtures in which the Guarantor now or hereafter acquires any right, and all other goods and tangible personal property (other than Inventory), including tools, parts and supplies, automobiles, trucks, tractors and other vehicles, computer and other electronic data processing equipment and other office equipment, Vendor Intellectual Property, and all additions, substitutions, replacements, parts, accessories, and accessions to and for the foregoing, now owned or hereafter acquired, and including any of the foregoing which are or are to become fixtures on real property.

          "Excluded Collateral" means the Collateral set forth on Schedule 1.
           -------------------                                    ----------

          "Financing Statements" has the meaning set forth in Section 3.
           --------------------

          "General Intangibles" means all general intangibles of the Guarantor
           -------------------
in any way relating to or arising out of or existing in connection with the Accounts, Inventory and Equipment constituting Collateral, now existing or hereafter acquired or arising and shall include Vendor Intellectual Property and exclude Guarantor Intellectual Property.

          "Guarantor Documents" has the meaning set forth in the Guaranty.
           -------------------

          "Guarantor Intellectual Property" means any Intellectual Property
           -------------------------------
owned or held by the Guarantor or in which the Guarantor otherwise has any interest that allows for transfer or sublicense to third parties, now existing or hereafter acquired or arising, whether or not relating to or arising out of or existing in connection with the Equipment.

          "Idaho Financing Statements" has the meaning set forth in Section 3.
           --------------------------

          "Intellectual Property" means the following properties and assets:
           ---------------------
(i) all patents and patent applications, domestic or foreign, and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, all licenses relating to any of the foregoing and all income and royalties with respect to any licenses, all rights arising therefrom and pertaining thereto (collectively, "Patents"); (ii) all copyrights and applications for copyright, domestic or foreign, together with the underlying works of authorship (including titles), and all rights of renewal and extension of copyright; (iii) all state (including common law), federal and foreign trademarks, service marks and trade names, and applications for registration of such trademarks, service marks and trade names, all licenses relating to any of the foregoing and all income and royalties with respect to any licenses, whether registered or unregistered and wherever registered, and all rights arising therefrom and pertaining thereto and all reissues, extensions and renewals thereof; (iv) all trade secrets, trade dress, trade styles, logos, other source of business identifiers, mask-works, mask-work registrations, mask-work applications, software, confidential information, customer lists, license rights, advertising materials, operating manuals, methods, processes, know-how, algorithms, formulae, databases, quality control procedures, product, service and technical specifications, operating, production and quality control manuals, sales literature, drawings, specifications, blue prints, descriptions, inventions, name plates and catalogs; and (v) the entire goodwill of or associated with the businesses now or hereafter conducted by the Guarantor connected with and symbolized by any of the aforementioned properties and assets.

          "Inventory" means any and all of the Guarantor's inventory in all of
           ---------
its forms, wherever located, whether now owned or hereafter acquired, and in any event includes all goods (including goods in transit) which are held for sale, lease or other disposition, including those held for display or demonstration or out on lease or consignment or to be furnished under a contract of service, or which are raw materials, work in process, finished goods or materials used or consumed in the Guarantor's business, and the resulting product or mass, and all repossessed, returned, rejected, reclaimed and replevied goods, together with all parts, components, supplies and other materials used or usable in connection with the manufacture, production, packing, shipping, advertising, selling or furnishing of such goods; and all other items hereafter acquired by the Guarantor by way of substitution, replacement, return, repossession or otherwise, and all additions and accessions thereto, and any Document representing or relating to any of the foregoing at any time.

          "Proceeds" means whatever is receivable or received from or upon the
           --------
sale, lease, license, collection, use, exchange or other disposition, whether voluntary or involuntary, of any Collateral or other assets of the Guarantor, including "proceeds" as defined at UCC Section 9306, any and all proceeds of any insurance, indemnity, warranty or guaranty payable to or for the account of the Guarantor from time to time with respect to any of the Collateral, any and all payments (in any form whatsoever) made or due and payable to the

Guarantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of governmental authority), any and all other amounts from time to time paid or payable under or in connection with any of the Collateral or for or on account of any damage or injury to or conversion of any Collateral by any Person, any and all other tangible or intangible property received upon the sale or disposition of Collateral, and all proceeds of proceeds.

          "Rights to Payment" means all Accounts and any and all rights and
           -----------------
claims to the payment or receipt of money or other forms of consideration of any kind in, to and under all Documents, General Intangibles and Proceeds.

          "Secured Obligations" means the "Guaranteed Obligations" of the
           -------------------
Guarantor as defined in the Guaranty.

          "UCC" means the Uniform Commercial Code as the same may, from time to
           ---
time, be in effect in the State of California; provided, however, in the event
                                               --------  -------
that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of California, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

          "Vendor Intellectual Property" means any Intellectual Property owned
           ----------------------------
by or originating with a vendor from whom Guarantor purchased Equipment, where such Intellectual Property (i) accompanied the sale of such Equipment to Guarantor, (ii) which Guarantor utilized or accessed in the operation of such Equipment, (iii) to which Guarantor was licensed, either expressly or by implication, and (iv) as to which Vendor placed no restrictions on transfer in connection with the resale of Equipment.

          (c) Terms Defined in UCC.  Where applicable and except as otherwise
              --------------------
defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.

          (d) Interpretation.  The rules of interpretation set forth in Section
              --------------
1.03 of the Credit Agreement shall be applicable to this Agreement and are incorporated herein by this reference.

          SECTION 2  Security Interest.
                     -----------------

          (a) Grant of Security Interest.  As security for the payment and
              --------------------------
performance of the Secured Obligations, the Guarantor hereby pledges, assigns, transfers, hypothecates and sets over to the Agent, for itself and on behalf of and for the ratable benefit of the Banks, and hereby grants to the Agent, for itself and on behalf of and for the ratable benefit of the Banks, a security interest in all of the Guarantor's right, title and interest in, to and under the following property, wherever located and whether now existing or owned or hereafter acquired or arising but excluding the Guarantor's right, title and interest in, to and under the Excluded Collateral (collectively, the "Collateral"): (i) all Accounts; (ii) all Documents; (iii) all Equipment; (iv) all General Intangibles; (v) all Inventory; (vi) all Books; and (vii) all products and Proceeds of any and all of the foregoing.

          (b) Continuing Security Interest.  The Guarantor agrees that this
              ----------------------------
Agreement shall create a continuing security interest in the Collateral which shall remain in effect until terminated in accordance with Section 22.

          (c) Excluded General Intangibles.  Notwithstanding the foregoing
              ----------------------------
provisions of this Section 2, the grant of a security interest as provided herein shall not extend to, and the term "Collateral" shall not include, any General Intangibles of the Guarantor (whether owned or held as licensee or lessee, or otherwise), to the extent that (i) such General Intangibles are not assignable or capable of being encumbered as a matter of law or under the terms of the license, lease or other agreement applicable thereto (but solely to the extent that any such restriction shall be enforceable under applicable law), without the consent of the licensor or lessor thereof or other applicable party thereto and (ii) such consent has not been obtained; provided, however, that the
                                                     --------  -------
foregoing grant of security interest shall extend to, and the term "Collateral" shall include, (A) any General Intangible which is an Account or a proceed of, or otherwise related to the enforcement or collection of, any Account, or goods which are the subject of any Account, (B) any and all proceeds of any General Intangibles which are otherwise excluded to the extent that the assignment or encumbrance of such proceeds is not so restricted, and (C) upon obtaining the consent of any such licensor, lessor or other applicable party's consent with respect to any such otherwise excluded General Intangibles, such General Intangibles as well as any and all proceeds thereof that might have theretofore have been excluded from such grant of a security interest and the term "Collateral".

          SECTION 3  Perfection Procedures.  The Guarantor shall execute and
                     ---------------------
deliver to the Agent concurrently with the execution of this Agreement Financing Statements on Form UCC-1 to be filed in the office of the Secretary of State of the State of Idaho and the office of the county recorder of Ada County, Idaho (the "Idaho Financing Statements"), and subject to Section 5(o), at any time and from time to time after execution of this Agreement all other or additional financing statements, continuation financing statements, termination statements, security agreements, chattel mortgages, assignments, patent, copyright and trademark collateral assignments, fixture filings, warehouse receipts, documents of title, affidavits, reports, notices, schedules of account, letters of authority and all other documents and instruments, in form satisfactory to the Agent (the "Financing Statements"), and take all other action, as the Agent may request, to perfect and continue perfected, maintain the priority of or provide notice of the Agent's security interest in the Collateral and to accomplish the purposes of this Agreement.

          SECTION 4  Representations and Warranties.  In addition to the
                     ------------------------------
representations and warranties of the Guarantor set forth in the Guaranty, which are incor-porated herein by this reference, the Guarantor represents and warrants to each Bank and the Agent that:

          (a) Location of Chief Executive Office and Collateral.  The
              -------------------------------------------------
Guarantor's chief executive office and principal place of business is located at the address set forth in Part 1 of Schedule 1.
                                   ----------

          (b) Locations of Books.  All locations where Books pertaining to the
              ------------------
Rights to Payment are kept, including all equipment necessary for accessing such Books and the names and addresses of all service bureaus, computer or data processing companies and other Persons keeping any Books or collecting Rights to Payment for the Guarantor, are set forth in Part 2 of Schedule 1.
                                                      ----------

          (c) Trade Names and Trade Styles.  All trade names and trade styles
              ----------------------------
under which the Guarantor presently conducts its business operations are set forth in Part 3 of Schedule 1.
                   ----------

          (d) Ownership of Collateral.  The Guarantor is, and, except as
              -----------------------
permitted by Section 5(i), will continue to be, the sole and complete owner of the Collateral (or, in the case of after-acquired Collateral, at the time the Guarantor acquires rights in such Collateral, will be the sole and complete owner thereof), free from any Lien other than Permitted Liens.

          (e) Enforceability; Priority of Security Interest.  (i) This Agreement
              ---------------------------------------------
creates a security interest which is enforceable against the Collateral in which the Guarantor now has rights and will create a security interest which is enforceable against the Collateral in which the Guarantor hereafter acquires rights at the time the Guarantor acquires any such rights; and (ii) the Agent has a perfected and first priority security interest in the Collateral covered by the Idaho Financing Statements and, subject to Section 5(o), any other Financing Statements, and will have a perfected security interest in the Collateral, subject only to Permitted Liens, referred to in the Idaho Financing Statements, and, subject to Section 5(o), any other Financing Statements, in which the Guarantor hereafter acquires rights at the time the Guarantor acquires any such rights, in each case securing the payment and performance of the Secured Obligations, and free from any Lien other than Permitted Liens.

          (f)  Rights to Payment.
               -----------------

          (i) The Rights to Payment represent valid, binding and enforceable obligations of the account debtors or other Persons obligated thereon, representing undisputed, bona fide transactions completed in accordance with the terms and provisions contained in any documents related thereto, and are and will be genuine, free from Liens, and not subject to any adverse claims, counterclaims, setoffs, defaults, disputes, defenses, discounts, retainages, holdbacks or conditions precedent of any kind of character, except to the extent reflected by the Guarantor's reserves for uncollectible Rights to Payment or to the extent, if any, that such account debtors or other Persons may be entitled to normal and ordinary course trade discounts, returns, adjustments and allowances in accordance with Section 5(k) or otherwise occurring in the ordinary course of business;

          (ii) all Rights to Payment comply in all material respects with all applicable laws concerning form, content and manner of preparation and execution, including where applicable any federal or state consumer credit laws;

          (iii) the Guarantor has not assigned any of its rights under the Rights to Payment except as provided in this Agreement or as set forth in the other Loan Documents; and

          (iv) all statements made, all unpaid balances and all other information in the Books and other documentation relating to the Rights to Payment are true and correct in all material respects and in all material respects what they purport to be.

          SECTION 5  Covenants.  In addition to the covenants of the Guarantor
                     ---------
set forth in the Guaranty, which are incorporated herein by this reference, so long as any of the Secured Obligations remain unsatisfied or any Bank shall have any Commitment, the Guarantor agrees that:

          (a) Defense of Collateral.  The Guarantor will appear in and defend
              ---------------------
any action, suit or proceeding which may affect to a material extent its title to, or right or interest in, or the Agent's right or interest in, any material portion of Collateral unless the Collateral, could be disposed of under Section 5(o) without resulting in any noncompliance therewith.

          (b) Preservation of Collateral.  The Guarantor will do and perform all
              --------------------------
reasonable acts that may be necessary and appropriate to maintain, preserve and protect any material Collateral unless the Collateral could be disposed of under
Section 5(o) without resulting in any noncompliance therewith.

          (c) Compliance with Laws, Etc.  The Guarantor will comply with all
              -------------------------
laws, regulations and ordinances, and all policies of insurance, relating in a material way to the possession, operation, maintenance and control of the Collateral, except where the failure to do so could not reasonably be expected to have a material adverse effect on the Collateral position of the Agents and the Banks.

          (d) Location of Books and Chief Executive Office.  The Guarantor will
              --------------------------------------------
give at least 30 days' prior written notice to the Agent of (A) any changes in any such location where Books pertaining to the Rights to Payment are kept, including any change of name or address of any service bureau, computer or data processing company or other Person preparing or maintaining Books or collecting material Rights to Payment for the Guarantor or (B) any change in the location of the Guarantor's chief executive office or principal place of business.

          (e) Location of Collateral.  As part of the collateral valuation
              ----------------------
certificate described in Section 5(o) of the Company Security Agreement, the Company will give the Agent a list of the current locations of the Inventory of the Company and the Guarantor.

          (f) Change in Name, Identity or Structure.  The Guarantor will give at
              -------------------------------------
least 30 days' prior written notice to the Agent of (i) any change in its name and (ii) any changes in its identity or structure in any manner which might make any Financing Statement filed hereunder incorrect or misleading.

          (g) Maintenance of Records.  The Guarantor will keep Books with
              ----------------------
respect to the Collateral which are accurate in all material respects.

          (h) Invoicing of Sales.  The Guarantor will invoice all of its sales
              ------------------
and maintain proof of delivery and customer acceptance of goods in accordance with past practices.

          (i) Liens.  The Guarantor will keep the Collateral free of all Liens
              -----
except Permitted Liens.

          (j) Expenses.  The Guarantor will pay all expenses of protecting,
              --------
storing, warehousing, insuring, handling and shipping the Collateral.

          (k) Rights to Payment.  The Guarantor will:
              -----------------

          (i) with such frequency as the Agent may require upon the occurrence and during the continuance of an Event of Default or after any acceleration of the Secured Obligations (but in no event more than once during any calendar month), furnish to the Agent full and complete reports, in form and substance reasonably satisfactory to the Agent, with respect to the Accounts, including information as to concentration, aging, identity of account debtors, letters of credit securing Accounts, disputed Accounts and other matters, as the Agent shall reasonably request;

          (ii) give only normal discounts, allowances and credits as to Accounts and other Rights to Payment, in the ordinary course of business, according to normal trade practices, and enforce all Accounts and other Rights to Payment, and during the existence of an Event of Default, take all such action to such end as may from time to time be reasonably requested by the Agent, except that the Guarantor may grant any extension of the time for payment or enter into any agreement to make a rebate or otherwise to reduce the amount owing on or with respect to, or compromise or settle for less than the full amount thereof, any Account or other Right to Payment, in the ordinary course of business, according to normal trade practices;

          (iii) if any discount, allowance, credit, extension of time for payment, agreement to make a rebate or otherwise to reduce the amount owing on, or compromise or settle, an Account or other Right to Payment exists or occurs, or if, to the knowledge of the Guarantor, any dispute, setoff, claim, counterclaim or defense exists with respect to an Account or other Right to Payment, disclose such fact in the Books relating to such Account or other Right to Payment;

          (iv) to the extent required in accordance with its sound business judgment perform and comply in all material respects with its obligations in respect of the Accounts and other Rights to Payment;

          (v) upon the request of the Agent at any time that Loans are outstanding (A) upon the occurrence and during the continuance of an Event of Default, notify all or any designated portion of the account debtors and other obligors on the Rights to Payment of the security interest hereunder, and (B) upon the occurrence and during the continuance of an Event of Default, notify the account debtors and other obligors on the Rights to Payment or any designated portion thereof that payment shall be made directly to the Agent or to such other Person or location as the Agent shall specify; and

          (vi) upon the occurrence and during the continuance of any Event of Default, upon the request of Agent, at any time that Loans are outstanding, establish such lockbox or similar arrangements for the payment of the Accounts and other Rights to Payment as the Agent shall require.

          (l) Instruments, Etc.  Upon the request of the Agent, the Guarantor
              ----------------
will (i) immediately deliver to the Agent, or an agent designated by it, appropriately endorsed or accompanied by appropriate instruments of transfer or assignment, Documents, all letters of credit relating to the Collateral, and all Rights to Payment at any time evidenced by promissory notes, trade acceptances or other instruments, (ii) mark all Documents with such legends as the Agent shall reasonably specify, and (iii) obtain consents from any letter of credit issuers with respect to the assignment to the Agent of any Letter of Credit Proceeds.

          (m)  Inventory.  The Guarantor will:
               ---------

          (i) at such times as the Agent shall request, prepare and deliver to the Agent a report of all Inventory, in form and substance reasonably satisfactory to the Agent; and

          (ii) upon the reasonable request of the Agent, take a physical listing of the Inventory (including specification of all locations thereof) and promptly deliver a copy of such physical listing to the Agent.

          (n) Notices, Reports and Information.  The Guarantor will (i) notify
              --------------------------------
the Agent of any other modifications of or additions to the information contained in Schedule 1; (ii) notify the Agent of any material claim made or
             ----------
asserted against the Collateral by any Person or other event other than market changes which could materially adversely affect the value of the Collateral or the Agent's Lien thereon; (iii) furnish to the Agent such statements and schedules further identifying and describing the Collateral and such other reports and other information in connection with the Collateral as the Agent may reasonably request, all in reasonable detail; and (iv) upon the reasonable request of the Agent make such demands and requests for information and reports as the Guarantor is entitled to make in respect of the Collateral.

          (o) Collateral Valuation.  The value of the Collateral (which
              --------------------
Collateral shall not be subject to any other Liens securing Indebtedness) of the Guarantor subject to a first priority security interest in favor of the Agent together with the value of the Collateral (which Collateral shall not be subject to any other Liens securing Indebtedness) of the Company subject to a first priority security interest in favor of the Agent under the Company Security Agreement (collectively, the "Aggregate Collateral") shall at all times be equal to or greater than the Minimum Amounts. "Minimum Amount" means (A) with respect to Accounts and Inventory (as such terms are defined herein and in the Company Security Agreement), a value totalling at least $250,000,000 and (B) with respect to Equipment (as defined herein and in the Company Security Agreement), a value totalling at least $500,000,000. Pursuant to the Company Security Agreement, the Company shall deliver a certificate on the twentieth day following the end of each month setting forth the aggregate value of the Aggregate Collateral (as determined by the Company using net book values of the Aggregate Collateral as determined in accordance with GAAP) as well as a list of the current locations of the Inventory. If the values of the Aggregate Collateral set forth in the certificate are not equal to or greater than the Minimum Amounts, then the Company shall designate to the Agent (i) additional Financing Statements to be filed (and the locations in which such Financing Statements are to be filed) hereunder and/or under the Company Security Agreement to perfect the security interest granted hereunder or (ii) additional collateral of the Guarantor to be included hereunder, so that the Minimum Amounts shall be attained and, if necessary, this Agreement shall be amended to accomplish the foregoing. If the Company shall not provide the requisite information needed or if the Majority Banks determine that the Collateral as to which the Agent will become perfected hereunder, or additional collateral is not acceptable, as the case may be, the Agent (in consultation with the Company and the Banks, as necessary or appropriate) shall determine when (and which filings) shall be done and what additional collateral shall be designated. All such filings shall be accomplished within 10 Business Days of receipt of the above certificate such that the Minimum Amounts are attained by that date.

          (p) Insurance.  All insurance maintained by the Guarantor, as required
              ---------
under Section 6.06 of the Credit Agreement, with respect to Collateral shall name the Agent as loss payee/mortgagee and as additional insured, for the benefit of the Banks, as their interests may appear. Upon request of the Agent or any Bank, the Guarantor shall furnish the Agent, with sufficient copies for each Bank, at reasonable intervals (but not more than once per calendar year) a certificate of a Responsible Officer of the Guarantor (and, if requested by the Agent, any insurance broker of the Guarantor) setting forth the nature and extent of all insurance maintained by the Guarantor and its Subsidiaries in accordance with this Section or any Collateral Documents (and which, in the case of a certificate of a broker, were placed through such broker).

          SECTION 6  Rights to Payment.
                     -----------------

          (a)  Collection of Rights to Payment.  Until the Agent exercises its
               -------------------------------
rights hereunder to collect Rights to Payment, the Guarantor shall endeavor in the first instance diligently to collect all amounts due or to become due on or with respect to the Rights to Payment unless in its reasonable business judgment it decides not to collect a Right to

Payment. At the request of the Agent, upon and after the occurrence and during the continuance of any Event of Default, if Loans are outstanding, all remittances received by the Guarantor shall be held in trust for the Agent and, in accordance with the Agent's instructions, remitted to the Agent or deposited to an account with the Agent in the form received (with any necessary endorsements or instruments of assignment or transfer).

          SECTION 7  Authorization; Agent Appointed Attorney-in-Fact.  The Agent
                     -----------------------------------------------
shall have the right to, in the name of the Guarantor, or in the name of the Agent or otherwise, without notice to or assent by the Guarantor, and the Guarantor hereby constitutes and appoints the Agent (and any of the Agent's officers or employees or agents designated by the Agent) as the Guarantor's true and lawful attorney-in-fact, with full power and authority to:

          (i) if the Guarantor fails to do so promptly, sign any of the Financing Statements which must be executed or filed to perfect or continue perfected, maintain the priority of or provide notice of the Agent's security interest in the Collateral;

          (ii) take possession of and endorse any notes, acceptances, checks, drafts, money orders or other forms of payment or security and collect any Proceeds of any Collateral;

          (iii) sign and endorse any invoice or bill of lading relating to any of the Collateral, warehouse or storage receipts, drafts against customers or other obligors, assignments, notices of assignment, verifications and notices to customers or other obligors;

          (iv) send requests for verification of Rights to Payment to the customers or other obligors of the Guarantor;

          (v) contact, or direct the Guarantor to contact, all account debtors and other obligors on the Rights to Payment and instruct such account debtors and other obligors to make all payments directly to the Agent;

          (vi) assert, adjust, sue for, compromise or release any claims under any policies of insurance;

          (vii) notify each Person maintaining lockbox or similar arrangements for the payment of the Rights to Payment to remit all amounts representing collections on the Rights to Payment directly to the Agent;

          (viii) ask, demand, collect, receive and give acquittances and receipts for any and all Rights to Payment, enforce payment or any other rights in respect of the Rights to Payment and other Collateral, grant consents, agree to any amendments, modifications or waivers of the agreements and documents governing the Rights to Payment and other Collateral, and otherwise file any claims, take any action or institute, defend, settle or adjust any actions, suits or proceedings with respect to the Collateral, as the Agent may deem necessary or desirable to maintain, preserve and protect the Collateral, to collect the Collateral or to enforce the rights of the Agent with respect to the Collateral;

          (ix) execute any and all applications, documents, papers and instruments necessary for the Agent to use the Intellectual Property and grant or issue any exclusive or non-exclusive license or sublicense with respect to any Intellectual Property in connection with the exercise of the Agent's rights and remedies under Section 10;

          (x) execute any and all endorsements, assignments or other documents and instruments necessary to sell, lease, assign, convey or otherwise transfer title in or dispose of the Collateral; and

          (xi) execute any and all such other documents and instruments, and do any and all acts and things for and on behalf of the Guarantor, which the Agent may deem necessary or advisable to (A) realize upon the Collateral, and (B) maintain, protect, and preserve the Collateral and the Agent's security interest therein and to accomplish the purposes of this Agreement.

The Agent agrees that, except upon and after the occurrence and during the continuance of an Event of Default and while Loans are outstanding, it shall not exercise the power of attorney, or any rights granted to the Agent, pursuant to clauses (ii) through (x) and (xi)(A). The foregoing power of attorney is coupled with an interest and irrevocable so long as the Banks have any Commitments or the Secured Obligations have not been paid and performed in full. The Guarantor hereby ratifies, to the extent permitted by law, all that the Agent shall lawfully and in good faith do or cause to be done by virtue of and in compliance with this Section 7.

          SECTION 8  Agent Performance of Guarantor Obligations.  If the
                     ------------------------------------------
Guarantor fails to do so promptly after notice, the Agent may perform or pay any obligation which the Guarantor has agreed to perform or pay under or in connection with this Agreement, and the Guarantor shall reimburse the Agent on demand for any amounts paid by the Agent pursuant to this Section 8.

          SECTION 9  Agent's Duties.  Notwithstanding any provision contained in
                     --------------
this Agreement, the Agent shall have no duty to exercise any of the rights, privileges or powers afforded to it and shall not be responsible to the Guarantor or any other Person for any failure to do so or delay in doing so. Beyond the exercise of reasonable care to assure the safe custody of Collateral in the Agent's possession and the accounting for moneys actually received by the Agent hereunder, the Agent shall have no duty or liability to exercise or preserve any rights, privileges or powers pertaining to the Collateral.

          SECTION 10  Remedies.
                      --------

          (a) Remedies.  Upon the occurrence and during the continuance of an
              --------
Event of Default and acceleration of the Secured Obligations under Section 8.02 of the Credit Agreement, the Agent shall have, in addition to all other rights and remedies granted to it in this Agreement, the Credit Agreement or any other Loan Document, all rights and remedies of a secured party under the UCC and other applicable laws. Without limiting the generality of the foregoing, the Guarantor agrees that upon the occurrence and during the continuance of an Event of Default and acceleration of the Secured Obligations under Section 8.02 of the Credit Agreement:

          (i) The Agent may peaceably and without notice enter any premises of the Guarantor, and using reasonable care, take possession of any Collateral, remove or dispose of all or part of the Collateral on any premises of the Guarantor or elsewhere, or, in the case of Equipment, render it nonfunctional, and otherwise collect, receive, appropriate and realize upon all or any part of the Collateral, and demand, give receipt for, settle, renew, extend, exchange, compromise, adjust, or sue for all or any part of the Collateral, as the Agent may determine.

          (ii) The Agent may require the Guarantor to assemble all or any part of the Collateral and make it available to the Agent, at any place and time designated by the Agent.

          (iii) The Agent may secure the appointment of a receiver of the Collateral or any part thereof (to the extent and in the manner provided by applicable law).

          (iv) The Agent may sell, resell, lease, use, assign, transfer or otherwise dispose of any or all of the Collateral in its then condition or following any commercially reasonable preparation or processing (utilizing in connection therewith any of the Guarantor's assets, without charge or liability to the Agent therefor, except that Guarantor Intellectual Property may only be used as provided in Subsection (b)) at public or private sale, by one or more contracts, in one or more parcels, at the same or different times, for cash or credit or for future delivery without assumption of any credit risk, all as the Agent deems advisable; provided, however, that the Guarantor shall be credited
                       --------  -------
with the net proceeds of sale only when such proceeds are finally collected by the Agent. The Agent and each of the Banks shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption, which right or equity of redemption the Guarantor hereby releases, to the extent permitted by law. The Guarantor hereby agrees that the sending of notice by ordinary mail, postage prepaid, to the address of the Guarantor set forth in the Guaranty, of the place and time of any public sale or of the time after which any private sale or other intended disposition is to be made, shall be deemed reasonable notice thereof if such notice is sent ten days prior to the date of such sale or other disposition or the date on or after which such sale or other disposition may occur, provided that the Agent may
                                                --------
provide the Guarantor shorter notice or no notice, to the extent permitted by the UCC or other applicable law.

          (b) License.  Solely for the purpose of enabling the Agent to exercise
              -------
its rights and remedies under this Section 10 or otherwise in connection with the disposition of Inventory in accordance with this Agreement, the Guarantor hereby grants to the Agent an irrevocable, non-exclusive and assignable license (exercisable without payment or royalty or other compensation to the Guarantor) of the Intellectual Property necessary to sell or otherwise dispose of Inventory, provided that such license to use such Intellectual Property does not include the right to manufacture Inventory.

          (c) Application of Proceeds.  The cash proceeds actually received from
              -----------------------
the sale or other disposition or collection of Collateral, and any other amounts received in respect of the Collateral the application of which is not otherwise provided for herein, shall be applied as provided in the Credit Agreement. Any surplus thereof which exists after payment and performance in full of the Secured Obligations shall be promptly paid over to the Guarantor or otherwise disposed of in accordance with the UCC or other applicable law. The Guarantor shall remain liable to the Agent and the Banks for any deficiency which exists after any sale or other disposition or collection of Collateral.

          SECTION 11  Certain Waivers.  The Guarantor waives, to the fullest
                      ---------------
extent permitted by law, (i) any right of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling of the Collateral or other collateral or security for the Secured Obligations; (ii) any right to require the Agent or the Banks (A) to proceed against any Person, (B) to exhaust any other collateral or security for any of the Secured Obligations, (C) to pursue any remedy in the Agent's or any of the Banks' power, or (D) to make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protests or notices of dishonor in connection with any of the Collateral; and (iii) all claims, damages, and demands against the Agent or the Banks arising out of the repossession, retention, sale or application of the proceeds of any sale of the Collateral, other than any resulting from the gross negligence or willful misconduct of such Person.

          SECTION 12  Notices.  All notices, requests or other communications
                      -------
hereunder shall be given in the manner and to the addresses specified in the Guaranty. All such notices, requests and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon receipt by the addressee, or if delivered, upon delivery.

          SECTION 13  No Waiver; Cumulative Remedies.  No failure to exercise
                      ------------------------------
and no delay in exercising, on the part of the Agent or any Bank, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

          SECTION 14  Costs and Expenses; Indemnification; Other Charges.

          (a) Costs and Expenses.  The Guarantor shall:
              ------------------

          (i) whether or not the transactions contemplated hereby are consummated, pay or reimburse the Agent for all reasonable costs and expenses incurred by it in connection with the development, preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby; and

          (ii) pay or reimburse the Agent, the Arranger and each Bank for all costs and expenses (including Attorney Costs) incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement during the existence of an Event of Default or after acceleration of the Loans (including in connection with any "workout" or restructuring regarding the Loans, and including in any Insolvency Proceeding or appellate proceeding).

          (b) Indemnification.  The Guarantor shall indemnify, defend and hold
              ---------------
the Agent-Related Persons, and each Bank and each of its respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Person in favor of any third-party in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement or relating to the Collateral, whether or not any Indemnified Person is a party thereto (all of the foregoing, collectively, the "Indemnified Liabilities"); provided, that the Guarantor shall have no obligation hereunder
               --------
to any Indemnified Person with respect to Indemnified Liabilities resulting from the gross negligence or willful misconduct of such Indemnified Person.

          (c) Other Charges.  The Guarantor agrees to indemnify the Agent and
              -------------
each of the Banks against and hold each of them harmless from any and all present and future stamp, transfer, documentary and other such taxes, levies, fees, assessments and other charges made by any jurisdiction by reason of the execution, delivery, performance and enforcement of this Agreement.

          (d) Interest. Any amounts payable to the Agent or any Bank under this
              --------
Section 14 or otherwise under this Agreement if not paid upon demand shall bear interest from the date of such demand until paid in full, at the rate of interest set forth in Section 2.08(c) of the Credit Agreement.

          (e) Survival.  The agreements in this Section shall survive payment of
              --------
all other Secured Obligations.

          SECTION 15  Successors and Assigns.  The provisions of this Agreement
                      ----------------------
shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Guarantor may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent and the Majority Banks.

          SECTION 16  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND
                      -------------
CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND TO THE EXTENT THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS HEREUNDER, OR THE REMEDIES HEREUNDER, IN RESPECT OF ANY COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN CALIFORNIA.

          SECTION 17  Entire Agreement; Amendment.  This Agreement, together
                      ---------------------------
with the other Loan Documents, embodies the entire agreement and understanding among the Guarantor, the Banks and the Agent, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof and shall not be amended except by the written agreement of the parties as provided in the Credit Agreement.

          SECTION 18  Severability.  The illegality or unenforceability of any
                      ------------
provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

          SECTION 19  Counterparts.  This Agreement may be executed in any
                      ------------
number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument. Each of the parties hereto understands and agrees that this Agreement may be delivered by any party hereto or thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank of or the Guarantor shall bind such Bank or the Guarantor, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

          SECTION 20  Incorporation of Provisions of the Guaranty.  To the
                      -------------------------------------------
extent the Guaranty contains provisions of general applicability to the Guarantor Documents, such provisions are incorporated herein by this reference.

          SECTION 21  No Inconsistent Requirements.  The Guarantor acknowledges
                      ----------------------------
that this Agreement and the other Guarantor Documents may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

          SECTION 22  Termination.  Upon the termination of the Commitments of
                      -----------
the Banks and payment and performance in full of all Secured Obligations, this Agreement shall terminate and the Agent shall promptly execute and deliver to the Guarantor such documents and instruments reasonably requested by the Guarantor as shall be necessary to evidence termination of all security interests given by the Guarantor to the Agent hereunder; provided, however, that
                                                         --------  -------
the obligations of the Guarantor under Section 14 shall survive such termination.

                                   EXHIBIT C
                            to the Fourth Amendment

                               FORM OF GUARANTY


          THIS GUARANTY (this "Guaranty"), dated as of June 16, 1998, is made by Micron Semiconductor Products, Inc., an Idaho corporation (the "Guarantor"), in favor of the Banks party to the Credit Agreement referred to below and Bank of America National Trust and Savings Association, as agent for itself and such Banks (in such capacity, the "Agent").

          Micron Technology, Inc., a Delaware corporation (the "Company"), certain financial institutions as lenders (the "Banks") and the Agent are parties to a Fourth Amendment to First Amended and Restated Revolving Credit Agreement dated June 16, 1998 (the "Amendment") amending that certain First Amended and Restated Revolving Credit Agreement among the Company, the Banks and the Agent dated as of May 28, 1997 (as amended, modified, renewed or extended from time to time, the "Credit Agreement"). It is a condition precedent to the Amendment that the Guarantor guarantee the indebtedness and other obligations of the Company to the Agent and the Banks under or in connection with the Credit Agreement as set forth herein. The Guarantor, as a subsidiary of the Company, will derive substantial direct and indirect benefits from the credit extensions to the Company pursuant to the Credit Agreement and the amendment contemplated by the Amendment (which benefits are hereby acknowledged by the Guarantor).

          Accordingly, to induce the Banks to enter into this Amendment and in consideration thereof, the Guarantor hereby agrees as follows:

          SECTION 1  Definitions; Interpretation.
                     ---------------------------

          (a) Terms Defined in Credit Agreement.  All capitalized terms used in
              ---------------------------------
this Guaranty and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

          (b) Certain Defined Terms.  As used in this Guaranty, the following
              ---------------------
terms shall have the following meanings:

          "Guaranteed Obligations" has the meaning set forth in Section 2.
           ----------------------

          "Guarantor Documents" means this Guaranty, the Guarantor Security
           -------------------
Agreement and all other certificates, documents, agreements and instruments delivered to the Agent and the Banks under or in connection with this Guaranty.

          "Solvent" means, as to any Person at any time, that (a) the fair value
           -------
of the property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(31) of the Bankruptcy Code and, in the alternative, for purposes of the California Uniform Fraudulent Transfer Act; (b) the present fair saleable value of the property of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business;
(d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital.

          "Subordinated Debt" has the meaning set forth in Section 7.
           -----------------

          (c) Interpretation.  The rules of interpretation set forth in Section
              --------------
1.03 of the Credit Agreement shall be applicable to this Guaranty and are incorporated herein by this reference.

          SECTION 2  Guaranty.
                     --------

          (a) Guaranty.  The Guarantor hereby unconditionally and irrevocably
              --------
guarantees to the Agent and the Banks, and their respective successors, endorsees, transferees and assigns, the full and prompt payment when due (whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise) and performance of the indebtedness, liabilities and other obligations of the Company to the Agent and the Banks under or in connection with the Credit Agreement, the Notes and the other Loan Documents, including all unpaid principal of the Loans, all interest accrued thereon, all fees due under the Credit Agreement and all other amounts payable by the Company to the Agent and the Banks thereunder or in connection therewith. The terms "indebtedness," "liabilities" and "obligations" are used herein in their most comprehensive sense and include any and all advances, debts, obligations and liabilities, now existing or hereafter arising, whether voluntary or involuntary and whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether recovery upon such indebtedness, liabilities and obligations may be or hereafter become unenforceable or shall be an allowed or disallowed claim under the Bankruptcy Code or other applicable law. The foregoing indebtedness, liabilities and other obligations of the Company, and all other indebtedness, liabilities and obligations to be paid or performed by the Guarantor in connection with this Guaranty (including any and all amounts due under Section 15), shall hereinafter be collectively referred to as the "Guaranteed Obligations."

          (b) Limitation of Guaranty.  To the extent that any court of competent
              ----------------------
jurisdiction shall impose by final judgment under applicable law (including the California Uniform Fraudulent Transfer Act and (S)(S)544 and 548 of the Bankruptcy Code) any limitations on the amount of the Guarantor's liability with respect to the Guaranteed Obligations which the Agent or the Banks can enforce under this Guaranty, the Agent and the Banks by their acceptance hereof accept such limitation on the amount of the Guarantor's liability hereunder to the extent needed to make this Guaranty and the Guarantor Documents fully enforceable and nonavoidable.

          SECTION 3  Liability of Guarantor.  The liability of the Guarantor
                     ----------------------
under this Guaranty shall be irrevocable, absolute, independent and unconditional, and shall not be affected by any circumstance which might constitute a discharge of a surety or guarantor other than the indefeasible payment and performance in full of all Guaranteed Obligations. In furtherance of the foregoing and without limiting the generality thereof, the Guarantor agrees as follows:

          (i) the Guarantor's liability hereunder shall be the immediate, direct, and primary obligation of the Guarantor and shall not be contingent upon the Agent's or any Bank's exercise or enforcement of any remedy it may have against the Company or any other Person, or against any Collateral;

          (ii) this Guaranty is a guaranty of payment when due and not merely of collectibility;

          (iii) the Guarantor's payment of a portion, but not all, of the Guaranteed Obligations shall in no way limit, affect, modify or abridge the Guarantor's liability for any portion of the Guaranteed Obligations remaining unsatisfied; and

          (iv) the Guarantor's liability with respect to the Guaranteed Obligations shall remain in full force and effect without regard to, and shall not be impaired or affected by, nor shall the Guarantor be exonerated or discharged by, any of the following events:

               (A) any Insolvency Proceeding with respect to the Company, any other guarantor or any other Person;

               (B) any limitation, discharge, or cessation of the liability of the Company, any other guarantor or any other Person for any Guaranteed Obligations due to any statute, regulation or rule of law, or any invalidity or unenforceability in whole or in part of any of the Guaranteed Obligations or the Loan Documents;

               (C) any merger, acquisition, consolidation or change in structure of the Company, the Guarantor or any other guarantor or Person, or any sale, lease, transfer or other disposition of any or all of the assets or shares of the Company, the Guarantor, any other guarantor or other Person;

               (D) any assignment or other transfer, in whole or in part, of the Agent's or any Bank's interests in and rights under this Guaranty or the other Loan Documents, including the Agent's or any Bank's right to receive payment of the Guaranteed Obligations, or any assignment or other transfer, in whole or in part, of the Agent's or any Bank's interests in and to any of the Collateral;

               (E) any claim, defense, counterclaim or setoff, other than that of prior performance, that the Company, the Guarantor, any other guarantor or other Person may have or assert, including any defense of incapacity or lack of corporate or other authority to execute any of the Loan Documents;

               (F) the Agent's or any Bank's amendment, modification, renewal, extension, cancellation or surrender of any Loan Document, any Collateral, or the Agent's or any Bank's exchange, release, or waiver of any Collateral;

               (G) the Agent's or any Bank's exercise or nonexercise of any power, right or remedy with respect to any of the Collateral, including the Agent's or any Bank's compromise, release, settlement or waiver with or of the Company, any other guarantor or any other Person;

               (H) the Agent's or any Bank's vote, claim, distribution, election, acceptance, action or inaction in any Insolvency Proceeding related to the Guaranteed Obligations;

               (I) any impairment or invalidity of any of the Collateral or any other collateral securing any of the Guaranteed Obligations or any failure to perfect any of the Liens of the Agent and the Banks thereon or therein; and

               (J) any other guaranty, whether by the Guarantor or any other Person, of all or any part of the Guaranteed Obligations or any other indebtedness, obligations or liabilities of the Company to the Agent or the Banks.

          SECTION 4  Consents of Guarantor.  The Guarantor hereby
                     ---------------------
unconditionally consents and agrees that, without notice to or further assent from the Guarantor:

          (i) the principal amount of the Guaranteed Obligations may be increased or decreased and additional indebtedness or obligations of the Company under the Loan Documents may be incurred, by one or more amendments, modifications, renewals or extensions of any Loan Document or otherwise;

          (ii) the time, manner, place or terms of any payment under any Loan Document may be extended or changed, including by an increase or decrease in the interest rate on any Guaranteed Obligation or any fee or other amount payable under such Loan Document, by an amendment, modification or renewal of any Loan Document or otherwise;

          (iii) the time for the Company's (or any other Person's) performance of or compliance with any term, covenant or agreement on its part to be performed or observed under any Loan Document may be extended, or such performance or compliance waived, or failure in or departure from such performance or compliance consented to, all in such manner and upon such terms as the Agent and the Banks may deem proper;

          (iv) the Agent or the Banks may discharge or release, in whole or in part, any other guarantor or any other Person liable for the payment and performance of all or any part of the Guaranteed Obligations, and may permit or consent to any such action or any result of such action, and shall not be obligated to demand or enforce payment upon any of the Collateral or any other collateral, nor shall the Agent or the Banks be liable to the Guarantor for any failure to collect or enforce payment or performance of the Guaranteed Obligations from any Person or to realize on the Collateral or other collateral therefor;

          (v) in addition to the Collateral, the Agent and the Banks may take and hold other security (legal or equitable) of any kind, at any time, as collateral for the Guaranteed Obligations, and may, from time to time, in whole or in part, exchange, sell, surrender, release, subordinate, modify, waive, rescind, compromise or extend such security and may permit or consent to any such action or the result of any such action, and may apply such security and direct the order or manner of sale thereof;

          (vi) the Agent and the Banks may request and accept other guaranties of the Guaranteed Obligations and any other indebtedness, obligations or liabilities of the Company to the Agent or the Banks and may, from time to time, in whole or in part, surrender, release, subordinate, modify, waive, rescind, compromise or extend any such guaranty and may permit or consent to any such action or the result of any such action; and

          (vii) the Agent and the Banks may exercise, or waive or otherwise refrain from exercising, any other right, remedy, power or privilege (including the right to accelerate the maturity of any Loan and any power of sale) granted by any Loan Document or other security document or agreement, or otherwise available to the Agent and the Banks, with respect to the Guaranteed Obligations or any of the Collateral, even if the exercise of such right, remedy, power or privilege affects or eliminates any right of subrogation or any other right of the Guarantor against the Company;

all as the Agent and the Banks may deem advisable, and all without impairing, abridging, releasing or affecting this Guaranty.

          SECTION 5  Guarantor's Waivers.
                     -------------------

          (a) Certain Waivers.  The Guarantor waives and agrees not to assert:
              ---------------

          (i) any right to require the Agent or any Bank to marshal assets in favor of the Company, the Guarantor, any other guarantor or any other Person, to proceed against the Company, any other guarantor or any other Person, to proceed against or exhaust any of the Collateral, to give notice of the terms, time and place of any public or private sale of personal property security constituting the Collateral or other collateral for the Guaranteed Obligations or comply with any other provisions of (S)9504 of the California UCC (or any equivalent provision of any other applicable law) or to pursue any other right, remedy, power or privilege of the Agent or any Bank whatsoever;

          (ii) the defense of the statute of limitations in any action hereunder or for the collection or performance of the Guaranteed Obligations;

          (iii) any defense arising by reason of any lack of corporate or other authority or any other defense of the Company, the Guarantor or any other Person;

          (iv) any defense based upon the Agent's or any Bank's errors or omissions in the administration of the Guaranteed Obligations;

          (v) any rights to set-offs and counterclaims;

          (vi) any defense based upon an election of remedies (including, if available, an election to proceed by nonjudicial foreclosure) which destroys or impairs the subrogation rights of the Guarantor or the right of the Guarantor to proceed against the Company or any other obligor of the Guaranteed Obligations for reimbursement; and

          (vii) without limiting the generality of the foregoing, to the fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties, or which may conflict with the terms of this Guaranty, including any and all benefits that otherwise might be available to the Guarantor under California Civil Code (S)(S)1432, 2809, 2810, 2815, 2819, 2839, 2845, 2848, 2849, 2850, 2899 and 3433 and California Code of Civil Procedure
(S)(S)580a, 580b, 580d and 726.

          (b) Additional Waivers.  The Guarantor waives any and all notice of
              ------------------
the acceptance of this Guaranty, and any and all notice of the creation, renewal, modification, extension or accrual of the Guaranteed Obligations, or the reliance by the Agent and the Banks upon this Guaranty, or the exercise of any right, power or privilege hereunder. The Guaranteed Obligations shall conclusively be deemed to have been created, contracted, incurred and permitted to exist in reliance upon this Guaranty. The Guarantor waives promptness, diligence, presentment, protest, demand for payment, notice of default, dishonor or nonpayment and all other notices to or upon the Company, the Guarantor or any other Person with respect to the Guaranteed Obligations.

          (c) Independent Obligations.  The obligations of the Guarantor
              -----------------------
hereunder are independent of and separate from the obligations of the Company and any other guarantor and upon the occurrence and during the continuance of any Event of Default, a separate action or actions may be brought against the Guarantor, whether or not the Company or any such other guarantor is joined therein or a separate action or actions are brought against the Company or any such other guarantor.

          (d) Financial Condition of Company.  The Guarantor shall not have any
              ------------------------------
right to require the Agent or the Banks to obtain or disclose any information with respect to: (i) the financial condition or character of the Company or the ability of the Company to pay and perform the Guaranteed Obligations; (ii) the Guaranteed Obligations; (iii) the Collateral; (iv) the existence or nonexistence of any other guarantees of all or any part of the Guaranteed Obligations; (v) any action or inaction on the part of the Agent or the Banks or any other Person; or (vi) any other matter, fact or occurrence whatsoever.

          SECTION 6  Subrogation.  Until the Guaranteed Obligations shall be
                     -----------
satisfied in full and the Commitments shall be terminated, the Guarantor shall not have, and shall not directly or indirectly exercise, (i) any rights that it may acquire by way of subrogation under this Guaranty, by any payment hereunder or otherwise, (ii) any rights of contribution, indemnification, reimbursement or similar suretyship claims arising out of this Guaranty or (iii) any other right which it might otherwise have or acquire (in any way whatsoever) which could entitle it at any time to share or participate in any right, remedy or security of the Banks or the Agent as against the Company or other guarantors, whether in connection with this Guaranty, any of the other Loan Documents or otherwise. If any amount shall be paid to the Guarantor on account of the foregoing rights at any time when all the Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Agent and the Banks and shall forthwith be paid to the Agent to be credited and applied to the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

          SECTION 7  Subordination.
                     -------------

          (a) Subordination to Payment of Guaranteed Obligations.  All payments
              --------------------------------------------------
on account of all indebtedness, liabilities and other obligations of the Company to the Guarantor, whether created under, arising out of or in connection with any documents or instruments evidencing any credit extensions to Company or otherwise, including all principal on any such credit extensions, all interest accrued thereon, all fees and all other amounts payable by the Company to the Guarantor in connection therewith, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined (the "Subordinated Debt") shall be subject, subordinate and junior in right of payment and exercise of remedies, to the extent and in the manner set forth herein, to the prior payment in full in cash or cash equivalents of the Guaranteed Obligations.

          (b) No Payments.  As long as any of the Guaranteed Obligations shall
              -----------
remain outstanding and unpaid, the Guarantor shall not accept or receive any payment or distribution by or on behalf of the Company, directly or indirectly, of assets of the Company of any kind or character, whether in cash, property or securities, including on account of the purchase, redemption or other acquisition of Subordinated Debt, as a result of any collection, sale or other disposition of collateral, or by setoff, exchange or in any other manner, for or on account of the Subordinated Debt ("Subordinated Debt Payments"), except that if no Event of Default exists and no notice described below has been received by the Guarantor, the Guarantor shall be entitled to accept and receive regularly scheduled payments and other payments in the ordinary course on the Subordinated Debt, in accordance with the terms of the documents and instruments governing the Subordinated Debt and other Subordinated Debt Payments in respect of Subordinated Debt not evidenced by documents or instruments (including in respect of Dispositions), in each case to the extent permitted under Article VII of the Credit Agreement. During the existence of an Event of Default (or if any Event of Default would exist immediately after the making of a Subordinated Debt Payment), and upon receipt by the Company of notice from the Agent or any Bank of such Default, and until such Event of Default is cured or waived, the Company shall not make, accept or receive any Subordinated Debt Payment. In the event that, notwithstanding the provisions of this Section 7, any Subordinated Debt Payments shall be received in contravention of this Section 7 by the Guarantor before all Guaranteed Obligations are paid in full in cash or cash equivalents, such Subordinated Debt Payments shall be held in trust for the benefit of the Agent and the Banks and shall be paid over or delivered to the Agent for application to the payment in full in cash or cash equivalents of all Guaranteed Obligations remaining unpaid to the extent necessary to give effect to this
Section 7, after giving effect to any concurrent payments or distributions to the Agent and the Banks in respect of the Guaranteed Obligations.

          (c) Subordination of Remedies. As long as any Guaranteed Obligations
              -------------------------
shall remain outstanding and unpaid, the Guarantor shall not, without the prior written consent of the Agent:

          (i) accelerate or bring suit or institute any other actions or proceedings to enforce its rights or interests under or in respect of the Subordinated Debt;

          (ii) exercise any rights under or with respect to (A) any guaranties of the Subordinated Debt, or (B) any collateral held by it, including causing or compelling the pledge or delivery of any collateral, any attachment of, levy upon, execution against, foreclosure upon or the taking of other action against or institution of other proceedings with respect to any collateral held by it, notifying any account debtors of the Company or asserting any claim or interest in any insurance with respect to any collateral, or attempt to do any of the foregoing;

          (iii) exercise any rights to set-offs and counterclaims in respect of any indebtedness, liabilities or obligations of the Guarantor to the Company against any of the Subordinated Debt; or

          (iv) commence, or cause to be commenced, or join with any creditor other than the Agent and the Banks in commencing, any Insolvency Proceeding.

     (d)  Subordination Upon Any Distribution of Assets of the Company.  In the
          ------------------------------------------------------------
event of any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, upon any Insolvency Proceeding with respect to or involving the Company, (i) all amounts owing on account of the Guaranteed Obligations, including all interest accrued thereon at the contract rate both before and after the initiation of any such proceeding, whether or not an allowed claim in any such proceeding, shall first be paid in full in cash, or payment provided for in cash or in cash equivalents, before any Subordinated Debt Payment is made; and (ii) to the extent permitted by applicable law, any Subordinated Debt Payment to which the Guarantor would be entitled except for the provisions hereof, shall be paid or delivered by the trustee in bankruptcy, receiver, assignee for the benefit of creditors or other liquidating agent making such payment or distribution directly to the Agent (on behalf of the Banks) for application to the payment of the Guaranteed Obligations in accordance with clause (i), after giving effect to any concurrent payment or distribution or provision therefor to the Agent or the Banks in respect of such Guaranteed Obligations.

          (e) Authorization to Agent.  If, while any Subordinated Debt is
              ----------------------
outstanding, any Insolvency Proceeding is commenced by or against the Company or its property:

          (i) the Agent, when so instructed by the Majority Banks, is hereby irrevocably authorized and empowered (in the name of the Banks or in the name of the Guarantor or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution in respect of the Subordinated Debt and give acquittance therefor and to file claims and proofs of claim and take such other action (including voting the

Subordinated Debt) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Agent and the Banks; and

          (ii) the Guarantor shall promptly take such action as the Agent (on instruction from the Majority Banks) may reasonably request (A) to collect the Subordinated Debt for the account of the Banks and to file appropriate claims or proofs of claim in respect of the Subordinated Debt, (B) to execute and deliver to the Agent, such powers of attorney, assignments and other instruments as it may request to enable it to enforce any and all claims with respect to the Subordinated Debt, and (C) to collect and receive any and all Subordinated Debt Payments.

          SECTION 8  Continuing Guaranty; Reinstatement.
                     ----------------------------------

          (a) Continuing Guaranty.  This Guaranty is a continuing guaranty and
              -------------------
agreement of subordination and shall continue in effect and be binding upon the Guarantor until termination of the Commitments and payment and performance in full of the Guaranteed Obligations.

          (b) Reinstatement.  This Guaranty shall continue to be effective or
              -------------
shall be reinstated and revived, as the case may be, if, for any reason, any payment of the Guaranteed Obligations by or on behalf of the Company (or receipt of any proceeds of Collateral) shall be rescinded, invalidated, declared to be fraudulent or preferential, set aside, voided or otherwise required to be repaid to the Company, its estate, trustee, receiver or any other Person (including under the Bankruptcy Code or other state or federal law), or must otherwise be restored by the Agent or any Bank, whether as a result of Insolvency Proceedings or otherwise. To the extent any payment is so rescinded, set aside, voided or otherwise repaid or restored, the Guaranteed Obligations shall be revived in full force and effect without reduction or discharge for such payment. All losses, damages, costs and expenses that the Agent or the Banks may suffer or incur as a result of any voided or otherwise set aside payments shall be specifically covered by the indemnity in favor of the Banks and the Agent contained in Section 16.

          SECTION 9  Payments.  The Guarantor hereby agrees, in furtherance of
                     --------
the foregoing provisions of this Guaranty and not in limitation of any other right which the Agent or any Bank or any other Person may have against the Guarantor by virtue hereof, upon the failure of the Company to pay any of the Guaranteed Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under (S)362(a) of the Bankruptcy Code), the Guarantor shall forthwith pay, or cause to be paid, in cash, to the Agent an amount equal to the amount of the Guaranteed Obligations then due as aforesaid (including interest which, but for the filing of a petition in any Insolvency Proceeding with respect to the Company, would have accrued on such Guaranteed Obligations, whether or not a claim is allowed against the Company for such interest in any such Insolvency Proceeding). The Guarantor shall make each payment hereunder, unconditionally in full without set-off, counterclaim or other defense, or deduction for any Taxes, on the day when due in Dollars and in same day or immediately available funds, to the Agent at such office of the Agent and to such account as are specified in the

Credit Agreement. All such payments shall be promptly applied from time to time by the Agent as provided in the Credit Agreement.

          SECTION 10  Representations and Warranties.  The Guarantor represents
                      ------------------------------
and warrants to the Agent and each Bank that:

          (a) Organization and Powers.  The Guarantor is a corporation duly
              -----------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, is qualified to do business and is in good standing in each jurisdiction in which the failure so to qualify or be in good standing would have a Material Adverse Effect and has all requisite power and authority to own its assets and carry on its business and, with respect to the Guarantor, to execute, deliver and perform its obligations under the Guarantor Documents.

          (b) Authorization; No Conflict.  The execution, delivery and
              --------------------------
performance by the Guarantor of this Guaranty and any other Guarantor Documents have been duly authorized by all necessary corporate action of the Guarantor, and do not and will not: (i) contravene the terms of the Guarantor's organization documents or (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any material Contractual Obligation to which the Guarantor is a party or any order, injunction, writ or decree of any Governmental Authority to which the Guarantor or its property is subject, or (iii) violate any Requirement of Law.

          (c) Binding Obligation.  This Guaranty and the other Guarantor
              ------------------
Documents constitute the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

          (d) Governmental Consents.  No authorization, consent, approval,
              ---------------------
license, exemption of, or filing or registration with, any Governmental Authority, or approval or consent of any other Person, is required for the due execution, delivery or performance by, or enforcement against, the Guarantor of the Guarantor Documents.

          (e) No Prior Assignment.  The Guarantor has not previously assigned
              -------------------
any interest in the Subordinated Debt or any collateral relating thereto, no Person other than the Guarantor owns an interest in the Subordinated Debt or any such collateral (whether as joint holders of the Subordinated Debt, participants or otherwise), and the entire Subordinated Debt is owing only to the Guarantor.

          (f) Solvency.  Immediately prior to and after and giving effect to the
              --------
incurrence of the Guarantor's obligations under this Guaranty the Guarantor will be Solvent.

          (g) Consideration.  The Guarantor has received at least "reasonably
              -------------
equivalent value" (as such phrase is used in (S)548 of the Bankruptcy Code, in (S)3439.04 of the California Uniform Fraudulent Transfer Act and in comparable provisions of other applicable law) and more than sufficient consideration to support its obligations hereunder in respect of the Guaranteed Obligations and under any of the Collateral Documents to which it is a party.

          (h) Independent Investigation.  The Guarantor hereby acknowledges that
              -------------------------
it has undertaken its own independent investigation of the financial condition of the Company and all other matters pertaining to this Guaranty and further acknowledges that it is not relying in any manner upon any representation or statement of the Agent or any Bank with respect thereto. The Guarantor represents and warrants that it has received and reviewed copies of the Loan Documents and that it is in a position to obtain, and it hereby assumes full responsibility for obtaining, any additional information concerning the financial condition of the Company and any other matters pertinent hereto that the Guarantor may desire. The Guarantor is not relying upon or expecting the Agent or any Bank to furnish to the Guarantor any information now or hereafter in the Agent's or any such Bank's possession concerning the financial condition of the Company or any other matter.

          SECTION 11  Reporting Covenant.  So long as any Guaranteed Obligations
                      ------------------
shall remain unsatisfied or any Bank shall have any Commitment, the Guarantor agrees that it shall furnish to the Agent such information respecting the operations, properties, business or condition (financial or otherwise) of the Guarantor or its Subsidiaries as the Agent, at the request of any Bank, may from time to time reasonably request.

          SECTION 12  Additional Covenants.  So long as any Guaranteed
                      --------------------
Obligations shall remain unsatisfied or any Bank shall have any Commitment, the Guarantor agrees that:

          (a) Preservation of Existence, Etc.  The Guarantor shall, and shall
              ------------------------------
cause each of its Subsidiaries to, maintain and preserve (i) its legal existence and (ii) its rights to transact business and all other rights, franchises and privileges necessary or desirable in the normal course of its business and operations and the ownership of its properties, except in the case of this clause (ii) where the non-preservation could not reasonably be expected to have a Material Adverse Effect.

          (b) Further Assurances and Additional Acts.  The Guarantor shall
              --------------------------------------
execute, acknowledge, deliver, file, notarize and register at its own expense all such further agreements, instruments, certificates, documents and assurances and perform such acts as the Agent or the Majority Banks shall deem reasonably necessary or appropriate to effectuate the purposes of this Guaranty and the other Guarantor Documents, and promptly provide the Agent with evidence of the foregoing satisfactory in form and substance to the Agent and the Majority Banks.

          SECTION 13  Notices.  All notices, requests or other communications
                      -------
hereunder shall be given in the manner and to the addresses specified in the Credit Agreement. Notices to the Guarantor shall be sent or delivered to the address set forth therein for the Company. All such notices, requested and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon receipt by the addressee, or if delivered, upon delivery.

          SECTION 14  No Waiver; Cumulative Remedies.  No failure on the part of
                      ------------------------------
the Agent or any Bank to exercise, and no delay in exercising on the part of the Agent or any Bank, any right, remedy, power or privilege hereunder or under any other Guarantor Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

          SECTION 15  Costs and Expenses; Indemnification.
                      -----------------------------------

          (a) Costs and Expenses.  The Guarantor shall:
              ------------------

          (i) whether or not the transactions contemplated hereby are consummated, pay or reimburse the Agent for all costs and expenses incurred by it in connection with the development, preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Guaranty, any other Guaranty Document and any other documents prepared in connection herewith or therewith and the consummation of the transactions contemplated hereby and thereby; and

          (ii) pay or reimburse the Agent, the Arranger and each Bank for all costs and expenses (including Attorney Costs) incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Guaranty or any other Guaranty Document during the existence of an Event of Default or after acceleration of the Loans (including in connection with any "workout" or restructuring regarding the Loans, and including in any Insolvency Proceeding or appellate proceeding).

          (b) Indemnification.  The Company shall indemnify, defend and hold the
              ---------------
Agent-Related Persons, and each Bank and each of its respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suites, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Person in favor of any third-party in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement or relating to the Collateral, whether or not any Indemnified Person is a "Indemnified Liabilities"); provided, that the Company shall have no
                                 --------
obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities resulting from the gross negligence or willful misconduct of such Indemnified Person.

          (c) Defense.  At the election of any Indemnified Person, the Guarantor
              -------
shall defend such Indemnified Person using legal counsel satisfactory to such Indemnified Person in such Person's sole discretion, at the sole cost and expense of the Guarantor.

          (d) Interest.  Any amounts payable to the Agent or any Bank under this
              --------
Section 15 if not paid upon demand shall bear interest from the date of such demand until paid in full, at the rate of interest set forth in Section 2.08 of the Credit Agreement.

          (e) Survival.  The agreements in this Section shall survive payment of
              --------
all other Secured Obligations.

          SECTION 16  Right of Set-Off.  In addition to any rights and remedies
                      ----------------
of the Banks provided by law, if an Event of Default exists or the Loans have been accelerated, each Bank is hereby authorized at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Guarantor against any and all of the obligations of the Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not such Bank shall have made any demand upon the Company or the Guarantor under the Loan Documents and although such obligations may be contingent and unmatured. Each Bank shall promptly notify the Guarantor (through the Agent) after any such set-off and application made by it; provided, however, that the failure to give such notice
                        --------  -------
shall not affect the validity of such setoff and application. The rights of the Banks under this Section 16 are in addition to other rights and remedies (including other rights of set-off) which the Banks may have.

          SECTION 17  Marshalling; Payments Set Aside.  Neither the Agent nor
                      -------------------------------
the Banks shall be under any obligation to marshall any assets in favor of the Guarantor or any other Person or against or in payment of any or all of the Guaranteed Obligations. To the extent that the Guarantor makes a payment to the Agent or the Banks, or the Agent or the Banks exercise their right of set-off, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Agent or such Bank in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any Insolvency Proceeding or otherwise, then (a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Bank severally agrees to pay to the Agent upon demand its pro rata share of any amount so recovered from or repaid by the Agent.

          SECTION 18  Benefits of Guaranty.  This Guaranty is entered into for
                      --------------------
the sole protection and benefit of the Agent and each Bank and its successors and assigns, and no other Person (other than any Indemnified Person specified herein) shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with, this Guaranty. The Agent and the Banks, by their acceptance of this Guaranty, shall not have any obligations under this Guaranty to any Person other than the Guarantor, and such obligations shall be limited to those expressly stated herein.

          SECTION 19  Binding Effect; Assignment.
                      --------------------------

          (a) Successors and Assigns.  The provisions of this Agreement shall be
              ----------------------
binding upon and insure to the benefit of the parties hereto and their respective successors and assigns.

          (b) Assignment.  The Guarantor shall not have the right to assign or
              ----------
transfer its rights and obligations hereunder or under any other Guarantor Documents without the prior written consent of the Majority Banks. Each Bank may, without notice to or consent by the Guarantor, sell, assign, transfer or grant participations in all or any portion of such Bank's rights and obligations hereunder and under the other Guarantor Documents in connection with any sale, assignment, transfer or grant of a participation by such Bank in accordance with
Section 10.08 of the Credit Agreement of or in its rights and obligations thereunder and under the other Loan Documents. The Guarantor agrees that in connection with any such sale, assignment, transfer or grant by any Bank, such Bank may deliver to the prospective participant or assignee financial statements and other relevant information relating to the Guarantor and its Subsidiaries.

          SECTION 20  Governing Law and Jurisdiction.
                      ------------------------------

          (a) THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA; PROVIDED THAT THE AGENT AND THE BANKS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

          (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER GUARANTOR DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF CALIFORNIA, AND THE GUARANTOR HEREBY CONSENTS, AND BY ACCEPTANCE OF THIS GUARANTY, EACH OF THE AGENT AND THE BANKS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE COMPANY IRREVOCABLY WAIVES, AND EACH OF THE AGENT AND THE BANKS BY ITS ACCEPTANCE HEREOF IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE
           --------------------
BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS GUARANTY OR ANY GUARANTOR DOCUMENT. THE COMPANY WAIVES, AND EACH OF THE AGENT AND THE BANKS BY ITS ACCEPTANCE HEREOF WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY CALIFORNIA LAW.

          SECTION 21  Waiver of Jury Trial.  THE GUARANTOR HEREBY AGREES TO
                      --------------------
WAIVE, AND THE AGENT AND THE BANKS BY THEIR ACCEPTANCE HEREOF HEREBY AGREE TO WAIVE, THEIR RESPECTIVE RIGHTS TO A TRAIL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT

OF OR RELATED TO THIS GUARANTY, THE OTHER GUARANTOR DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE GUARANTOR HEREBY AGREES, AND THE AGENT AND THE BANKS BY THEIR ACCEPTANCE HEREOF HEREBY AGREE, THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT IN ANY WAY LIMITING THE FOREGOING, THE GUARANTOR FURTHER AGREES, AND THE AGENT AND THE BANKS BY THEIR ACCEPTANCE HEREOF FURTHER AGREE, THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM, OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY OR THE OTHER GUARANTOR DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY AND THE OTHER GUARANTOR DOCUMENTS.

          SECTION 22  Entire Agreement; Amendments.  This Guaranty, together
                      ----------------------------
with the other Guaranty Documents, embodies the entire agreement of the Guarantor with respect to the matters set forth herein, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof and shall not be amended except by written agreement of the Guarantor, the Agent and the Majority Banks.

          SECTION 23  Severability.  The illegality or unenforceability of any
                      ------------
provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.